                                            Security Trust Deed - SMHL Global
                                            Fund No. 7

                                            PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                            ABN 86 000 431 827

                                            ME PORTFOLIO MANAGEMENT LIMITED
                                            ABN 79 005 964 134

                                            PERPETUAL TRUSTEE COMPANY LIMITED
                                            ABN 42 000 001 007

                                            and

                                            THE BANK OF NEW YORK

                                            [FREEHILLS LOGO]

                MLC Cenre Martin Place Sydney New South Wales 2000 Australia
                Telephone +61 2 9225 5000 ascimile +61 2 9322 4000
                www.freehills.com DX 361 Sydney

                SYDNEY MELBOURNE PERTH BRISBANE HANOI HO CHI MINH CITY SINGAPORE
                Correspondent Offices JAKARTA KUALA LUMPUR

                Reference PJSR:LR:FW:25E

--------------------------------------------------------------------------------
TABLE OF CONTENTS
Clause                                                                      Page

1        DEFINITIONS AND INTERPRETATION                                        6

         1.1      Definitions                                                  6
         1.2      Definitions from other documents                            14
         1.3      Interpretation                                              14
         1.4      Benefit of Covenants Hereunder                              15
         1.5      Transaction Document                                        15
         1.6      Knowledge of Issuing Trustee                                15
         1.7      Knowledge of the Security Trustee                           15
         1.8      Knowledge of the Note Trustee                               16

2        ACCEPTANCE OF TRUST                                                  16

         2.1      Appointment of Security Trustee                             16
         2.2      Duration of Trust                                           16
         2.3      Benefit of trusts                                           16
         2.4      Terms of Notes                                              16
         2.5      Interested Persons bound                                    16
         2.6      Resolution of conflicts                                     16

3        NOTE TRUSTEE                                                         17

         3.1      Capacity                                                    17
         3.2      Exercise of rights                                          17
         3.3      Instructions or directions                                  17
         3.4      Payments                                                    18
         3.5      Notices                                                     18
         3.6      Limitation of liability of Note Trustee                     18

4        CHARGE                                                               18

         4.1      Charge                                                      18
         4.2      Priority                                                    18
         4.3      Nature of Charge                                            18
         4.4      Crystallisation                                             19
         4.5      De-crystallisation                                          20
         4.6      Prospective liability                                       20
         4.7      Amount ultimately recoverable                               21

5        REPRESENTATIONS AND WARRANTIES                                       21

         5.1      By the Issuing Trustee                                      21
         5.2      By the Manager                                              22
         5.3      Survival of Representations and Warranties                  23

6        ISSUING TRUSTEE'S AND MANAGER'S COVENANTS                            23

         6.1      Covenants                                                   23
         6.2      Negative Covenants                                          23
         6.3      Fixed Rate Mortgages                                        24

--------------------------------------------------------------------------------
                                                                          PAGE 1

         6.4      Dealing in Accordance with Transaction Documents            25
         6.5      Notify Events of Default                                    25

7        EVENTS OF DEFAULT                                                    25

         7.1      Events of Default                                           25
         7.2      Rights of the Security Trustee upon Event of Default        27
         7.3      Notify Events of Default                                    27

8        ENFORCEMENT                                                          28

         8.1      Power to Deal with the Charged Property Ceases              28
         8.2      Protection of Charged Property                              28
         8.3      Power to Enforce                                            28
         8.4      No Obligation to Enforce                                    28
         8.5      Obligation to Convene Meeting                               28
         8.6      Security Trustee to Act in Accordance with Directions       29
         8.7      Security Trustee Must Receive Indemnity                     29
         8.8      Limitation on Rights of Secured Creditors                   30
         8.9      Immaterial waivers                                          30
         8.10     Acts pursuant to resolutions                                31
         8.11     Overriding provision                                        31

9        RECEIVER                                                             31

         9.1      Appointment of Receiver                                     31
         9.2      Agency of Receiver                                          31
         9.3      Powers of Receiver                                          32
         9.4      Nature of Receiver's Powers                                 34
         9.5      Status of Receiver after commencement of winding-up         34
         9.6      Powers exercisable by the Security Trustee                  34
         9.7      Notice of exercise of rights                                35
         9.8      Termination of receivership and possession                  35

10       SECURITY TRUSTEE'S POWERS                                            35

         10.1     Act jointly                                                 35
         10.2     Appointment of Attorney                                     35
         10.3     Purposes of appointment                                     35
         10.4     Delegation and substitution                                 36
         10.5     Security Trustee may make good default                      36

11       PROTECTION OF PERSONS DEALING WITH SECURITY TRUSTEE OR RECEIVER      36

         11.1     No Enquiry                                                  36
         11.2     Receipts37

12       APPLICATION OF MONEYS                                                37

         12.1     Priority of Payments                                        37
         12.2     Moneys Received                                             38
         12.3     Satisfaction of debts                                       38
         12.4     Investment of Funds                                         38
         12.5     Powers to Invest                                            39
         12.6     Limit of Security Trustee's Liability                       39

--------------------------------------------------------------------------------
                                                                          PAGE 2

         12.7     Amounts contingently due                                    39
         12.8     Notice of a subsequent Encumbrance                          40
         12.9     Payments into Euro Account                                  40
         12.10    Payments out of Euro Account                                40
         12.11    Payments into US$ Account                                   41
         12.12    Payments out of US$ Account                                 41
         12.13    Excluded amounts                                            41
         12.14    Proportionate Sharing                                       41
         12.15    Currency Indemnity                                          42

13       REMUNERATION AND INDEMNIFICATION OF SECURITY TRUSTEE                 43

         13.1     Fee                                                         43
         13.2     Cessation of Fee                                            43
         13.3     Expenses                                                    43
         13.4     Costs                                                       43
         13.5     Indemnity                                                   43
         13.6     Non-Discharge                                               44

14       SUPPLEMENTAL SECURITY TRUSTEE PROVISIONS                             44

         14.1     Additional Powers, Protections, etc.                        44
         14.2     Security Trustee Not Precluded From Entering into
                    Contracts                                                 46
         14.3     Duties of the Security Trustee                              46
         14.4     Security Trustee Liable for Negligence etc.                 46
         14.5     Reliance on Experts                                         46
         14.6     Information                                                 47

15       RETIREMENT AND REMOVAL OF SECURITY TRUSTEE                           47

         15.1     Retirement                                                  47
         15.2     Removal 47
         15.3     Appointment                                                 48
         15.4     Retirement or Removal Effective                             48
         15.5     Vesting of Property in Security Trustee                     48
         15.6     Retention of Lien                                           49

16       MEETINGS OF SECURED CREDITORS                                        49

         16.1     Meetings Regulated by the Schedule                          49
         16.2     Limitation on Security Trustee's Powers                     49
         16.3     Security Trustee rights                                     49

17       CONTINUING SECURITY AND RELEASES                                     50

         17.1     Liability Preserved                                         50
         17.2     Issuing Trustee's Liability Not Affected                    50
         17.3     Waiver by Issuing Trustee                                   51
         17.4     No Notice or Enforcement                                    51
         17.5     No Liability for Loss                                       51
         17.6     No Liability to Account                                     51
         17.7     Indemnity Regarding Exercise of Powers                      51
         17.8     No Conflict                                                 52
         17.9     Contract Involving Conflict of Duty                         52

--------------------------------------------------------------------------------
                                                                          PAGE 3

         17.10    Benefit for Receiver etc.                                   52

18       ASSURANCE                                                            52

         18.1     Further Assurance                                           52
         18.2     Postponement or Waiver of Encumbrances                      53

19       PAYMENTS                                                             53

         19.1     Moneys Repayable as Agreed or on Demand                     53
         19.2     No Set-Off or Deduction                                     53

20       DISCHARGE OF THE CHARGE                                              53

         20.1     Release 53
         20.2     Contingent Liabilities                                      54
         20.3     Charge Reinstated                                           54

21       AMENDMENT                                                            54

         21.1     Amendment by Security Trustee                               54
         21.2     Amendment with Consent                                      55
         21.3     Distribution of Amendments                                  55

22       EXPENSES, STAMP DUTIES AND REGISTRATION                              55

         22.1     Expenses55
         22.2     Stamp Duties                                                56
         22.3     Registration                                                56
         22.4     Goods and services tax in relation to the Security
                    Trustee                                                   56
         22.5     Indemnity                                                   57

23       GOVERNING LAW AND JURISDICTION                                       57

         23.1     Governing Law                                               57
         23.2     Jurisdiction                                                57

24       NOTICES                                                              58

         24.1     Service of Notices                                          58
         24.2     Addresses                                                   58

25       MISCELLANEOUS                                                        59

         25.1     Assignments                                                 59
         25.2     Certificate of Security Trustee                             59
         25.3     Continuing Obligation                                       60
         25.4     Settlement Conditional                                      60
         25.5     No Merger                                                   60
         25.6     Interest on Judgment                                        60
         25.7     No Postponement                                             60
         25.8     Severability of Provisions                                  60
         25.9     Remedies Cumulative                                         61
         25.10    Waiver  61
         25.11    Consents and Approvals                                      61
         25.12    Written Waiver, Consent and Approval                        61

--------------------------------------------------------------------------------
                                                                          PAGE 4

         25.13    Time of Essence                                             61
         25.14    Moratorium Legislation                                      61
         25.15    Debit Accounts                                              61
         25.16    Binding on Each Signatory                                   62
         25.17    Counterparts                                                62
         25.18    Certificate of amount of Secured Moneys etc                 62
         25.19    Attorneys                                                   62

26       TRUSTEES' LIABILITY                                                  62

         26.1     Limitation on Issuing Trustee's liability                   62
         26.2     Limitation on Security Trustee's liability                  64
         26.3     Rights against Charged Property Preserved                   64
         26.4     Waiver of Personal Liability                                64
         26.5     Restricted remedies                                         64
         26.6     Wilful Default of the Issuing Trustee                       65
         26.7     Wilful default of the Security Trustee                      65
         26.8     Wilful default of the Note Trustee                          66

27       PRIVACY                                                              67

SCHEDULE 1 - MEETINGS PROCEDURES

--------------------------------------------------------------------------------
                                     PAGE 5

--------------------------------------------------------------------------------
THIS SECURITY TRUST DEED is made on         2004 between the following parties:

          1.   PERPETUAL TRUSTEES AUSTRALIA LIMITED ABN 86 000 431 827 of Level
               7, 39 Hunter Street, Sydney, New South Wales in its capacity as trustee of the Securitisation Fund (ISSUING TRUSTEE)

          2.   ME PORTFOLIO MANAGEMENT LIMITED ABN 79 005 964 134 of Level 23,
               360 Collins Street, Melbourne, Victoria (MANAGER)

          3.   PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 of Level 7,
               39 Hunter Street, Sydney, New South Wales (SECURITY TRUSTEE)

          4.   THE BANK OF NEW YORK of 101 Barclay Street, Floor 21 West, New
               York, New York, United States of America (NOTE TRUSTEE)

          RECITALS

          A.   The Issuing Trustee is the trustee, and the Manager is the manager, of the Securitisation Fund.

          B.   Under the terms of the Master Trust Deed, the Issuing Trustee is authorised to enter into this Deed to charge the assets of the
               Securitisation Fund to secure payment of the Secured Moneys and the due and punctual performance of its obligations under the
               Secured Documents to the Secured Creditors.

          C.   The Security Trustee has agreed to act as trustee for the benefit of the Secured Creditors on the terms and conditions and with the powers and authorities contained in this Deed.

THIS DEED WITNESSES

          that in consideration of, among other things, the mutual promises contained in this Deed, the parties agree:

--------------------------------------------------------------------------------
1    DEFINITIONS AND INTERPRETATION

     1.1  DEFINITIONS

          In this Deed unless the context indicates a contrary intention:

          ATTORNEY means an attorney appointed under this Deed.

          CHARGE means the charge created by this Deed.

          CHARGED PROPERTY means:

--------------------------------------------------------------------------------
                                                                          PAGE 6

          (a)  all of the present and future property, rights, entitlements, benefits and money from time to time forming part of the
               Securitisation Fund pursuant to the terms of the Master Trust
               Deed, including, but not limited to, the property, rights, entitlements and benefits of the Issuing Trustee as trustee of the Securitisation Fund in the Fund Property, but excluding any property, rights, entitlements, benefits and money located or taken for the purposes of any legislation of a State or Territory of Australia with respect to stamp duties to be located in a
               State or Territory other than New South Wales, the Australian
               Capital Territory or the Northern Territory;

          (b)  all property, rights, entitlements, benefits and money of the
               Issuing Trustee as trustee of the Securitisation Fund acquired after the date of this deed, including, but not limited to, property, rights, entitlements and benefits of the Issuing
               Trustee as trustee of the Securitisation Fund in the Fund
               Property, but excluding:

               (1)  the Future Property; and

               (2)  all property, rights, entitlements, benefits and money which form part of the Charged Property under paragraph (a) above;
                    and

          (c)  all Future Property of the Chargor as at 12 noon on the last day of the Relevant Period.

          CHARGE RELEASE DATE means, subject to clause 20.3, the date the
          Security Trustee discharges the Charge and this Deed pursuant to clause 20.1.

          CURRENCY SWAP means each:

          (a)  Euro Currency Swap; and

          (b)  US Currency Swap.

          CURRENCY SWAP PROVIDER means each:

          (a)  Euro Currency Swap Provider; and

          (b)  US Currency Swap Provider.

          ENCUMBRANCE means an interest or power:

          (a)  reserved in or over an interest in any asset including, but not limited to, any retention of title; or

          (b)  created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

          by way of, or having similar commercial effect to, security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes, but is not limited to, any agreement to grant or create any of the above.

          ENHANCEMENT means each Enhancement (as defined in the Master Trust
          Deed) entered into by the Issuing Trustee, except for any Mortgage
          Insurance Policy.

          ENHANCEMENT PROVIDER means, in relation to an Enhancement, the person who has entered into or agreed to make that Enhancement available to the Issuing Trustee.

--------------------------------------------------------------------------------
                                                                          PAGE 7

          EURO CURRENCY SWAP has the same meaning as in the Notes Supplementary
          Bond Terms Notice.

          EURO CURRENCY SWAP PROVIDER has the same meaning as in the Notes
          Supplementary Bond Terms Notice.

          EVENT OF CRYSTALLISATION means an event upon which the Charge crystallises pursuant to clause 4.4.

          EVENT OF DEFAULT means each of the events set out or referred to in this Deed as an Event of Default.

          EXTRAORDINARY RESOLUTION in relation to the Voting Secured Creditors means:

          (a)  a resolution passed at a meeting of the Voting Secured Creditors duly convened and held in accordance with the provisions
               contained in this Deed by a majority consisting of not less than
               75% of the votes cast thereat; or

          (b)  a resolution in writing pursuant to clause 15 of the Schedule signed by all the Voting Secured Creditors.

          FINANCIAL INDEBTEDNESS means moneys borrowed or raised (including rentals under financial leases) and interest thereon; any liability under any bill of exchange, debenture, note or other security or under any acceptance credit facility; any liability in respect of the acquisition cost of assets or services to the extent payable after the time of acquisition or possession thereof; any guarantee, indemnity or other assurance against financial loss in respect of any moneys borrowed or raised, interest or liabilities; and any other arrangement which achieves in substance the same or equivalent effect as any of the foregoing.

          FUND PROPERTY means:

          (a)  all Loans, Mortgages and Related Securities;

          (b)  all Interest Hedges;

          (c)  all Enhancements;

          (d)  all bank accounts;

          (e)  all other Authorised Investments;

          (f)  all computer software and models, accounting records, financial statements, vouchers and other similar documents relating in any way to the Securitisation Fund;

          (g)  all Redraw Funding Facilities;

          (h)  all Top-Up Funding Facilities;

          (i)  all Payment Funding Facilities; and

          (j)  all Title Documents.

          FUTURE PROPERTY means land in Western Australia, other than a security interest, acquired within 12 months after the date of this deed.

          The terms "land" and "security interest" referred to in the definition of Future Property have the same meanings as in Section 87 of the
          Western Australian Stamp Act 1921.

--------------------------------------------------------------------------------
                                                                          PAGE 8

          GST has the same meaning as in the A New Tax System (Goods and
          Services) Act 1999.

          INSOLVENCY EVENT means in respect of a person (and, in the case of the
          Issuing Trustee, excluding in its personal capacity):

          (a)  an application or order is made for the bankruptcy, winding up or dissolution of the person other than a frivolous or vexatious application or an application which is not stayed within 21 days;

          (b)  a resolution is passed, or steps are taken to pass a resolution, for the winding up or dissolution of the person, otherwise than for the purpose of an amalgamation or reconstruction while solvent on terms previously approved by the Security Trustee;

          (c)  the person is otherwise wound up or dissolved or made bankrupt;

          (d)  a liquidator, provisional liquidator, official manager, administrator, receiver, receiver and manager, trustee in
               bankruptcy or any similar official is appointed to the person or any of the assets of the person, but in the case of a receiver or receiver and manager only, in respect of the assets of the Fund, or any steps are taken for any such appointment and such
               appointment is not revoked within 21 days;

          (e)  the person suspends payment of its debts generally;

          (f)  the person is, or becomes unable to pay its debts when they are due or is, or becomes, unable to pay its debts within the meaning of the Corporations Act;

          (g)  the person enters into, or resolves to enter into, any arrangement, composition or compromise with, or assignment for the benefit of, its creditors or any class of them;

          (h)  the person ceases or threatens to cease, to carry on business;

          (i)  a notice under section 601AB(3) of the Corporations Act is given to, or in respect of, the person;

          (j)  the person is, or becomes, or under the Corporations Act is presumed to be, insolvent;

          (k)  the person takes any steps to obtain, or is granted protection from its creditors or any class of them, under applicable
               legislation;

          (l)  anything analogous or having substantially similar effect, to any of the above occurs under or in respect of any existing or future law.

          INTERESTED PERSON means a collective reference to the Issuing Trustee, the Bondholders, the Beneficiaries of the Securitisation Fund, the
          Manager and all persons claiming through them and "Interested Person"
          means a several reference to all Interested Persons.

          LIQUIDITY NOTEHOLDER means a Bondholder (as defined in the Master
          Trust Deed) of an SMHL Global No. 7 Liquidity Note.

          MASTER TRUST DEED means the Master Trust Deed for the Superannuation
          Members' Home Loans Trusts, dated 4 July 1994 made between the Manager
          (as

--------------------------------------------------------------------------------
                                                                          PAGE 9

          manager) and the Issuing Trustee (as trustee), as amended and restated
          from time to time.

          MORTGAGE DOCUMENTS means all original Mortgages, Loan agreements,
          Related Securities and documents amending or varying the foregoing and all certificates of title to Land affected by any Mortgage and all searches, certificates, results of statutory enquiries, answers to requisitions on title, opinions, correspondence, accounts and other supporting materials provided to or held by the Issuing Trustee or any agent or servant thereof in relation to every Mortgage, Loan agreement or Related Security.

          NOTEHOLDER SECURED CREDITOR means together:

          (a)  the Note Trustee on behalf of the Class A Noteholders save that where the Note Trustee has become bound to take steps and/or proceed under this Deed and fails to do so within a reasonable period of time and such failure is continuing, the Class A
               Noteholders and then only to the extent permitted by Australian law; and

          (b)  each Class B Noteholder.

          NOTES means Class A Notes, Class B Notes and Liquidity Notes.

          NOTES SUPPLEMENTARY BOND TERMS NOTICE means the Supplementary Bond
          Terms Notice dated on or about the date of this Deed in respect of the
          Securitisation Fund and providing the terms of issue of Class A Notes and Class B Notes and executed by, among others, the Issuing Trustee, the Manager and the Security Trustee.

          OUTSTANDING PRINCIPAL BALANCE has the same meaning as in the Notes
          Supplementary Bond Terms Notice.

          PAYMENT FUNDING FACILITY means any facility provided to the Issuing
          Trustee to enable the Issuing Trustee to support or fund payments required or to be made by the Issuing Trustee in respect of any
          Enhancement or Hedge or as otherwise provided in that facility.

          PAYMENT FUNDING FACILITY PROVIDER means, in relation to a Payment
          Funding Facility, the person who has entered into or agreed to make that Payment Funding Facility available to the Issuing Trustee.

          POWER means any right, power, authority, discretion or remedy conferred on the Security Trustee, Receiver or Attorney by any Secured
          Document or any applicable law.

          PRIOR INTEREST means the lien over, and right of indemnification from, the Charged Property held by the Issuing Trustee under, and calculated in accordance with, the Master Trust Deed for paid but not reimbursed, or for unpaid, Expenses (other than the Secured Moneys) in relation to the Securitisation Fund.

          RECEIVER means a receiver appointed by the Security Trustee hereunder and includes a receiver and manager and where more than one person has been appointed as receiver or receiver and manager each such person and also any servant agent or delegate of any such receiver or receiver and manager.

--------------------------------------------------------------------------------
                                                                         PAGE 10

          REDRAW FACILITY PROVIDER means, in relation to a Redraw Funding
          Facility, the person who has entered into or agreed to make that
          Redraw Funding Facility available to the Issuing Trustee.

          REDRAW FUNDING FACILITY means any facility provided to the Issuing
          Trustee to enable the Issuing Trustee to fund payments under a Loan
          Redraw Facility.

          RELATED BODY CORPORATE has the meaning given to it in section 9 of the
          Corporations Act.

          RELEVANT PERIOD means the period which commences on and includes the date of this deed and ends on and includes the earlier of:

          (a)  the date 12 months and 1 day after the date of this deed; and

          (b)  the date (if any) on which an Event of Default occurs.

          REPAYMENT DATE means the date on which the Total Outstanding Principal
          Balance is zero or will be zero following any payments made on the relevant Payment Date.

          REPRESENTATIVE means:

          (a)  in the case of a Class A Noteholder, the Note Trustee as its representative or any other person appointed as a proxy for the
               Noteholders in accordance with this Deed);

          (b)  in the case of any other Secured Creditor, a person who is appointed as a proxy for that Secured Creditor pursuant to clause
               9 of the Schedule; and

          (c)  without limiting the generality of paragraph (a), in the case of a Voting Secured Creditor, which is a body corporate, a person who is appointed pursuant to clause 10 of Schedule 1 by the
               Secured Creditor.

          SECURED CREDITOR means:

          (a)  each Payment Funding Facility Provider;

          (b)  the Security Trustee in relation to its rights (held on its own right or for the benefit of other Secured Creditors) under this
               Deed;

          (c)  any Class A Noteholder in relation to its rights under the Class
               A Notes held by it;

          (d)  any Class B Noteholder, in relation to its rights under the Class
               B Notes held by it;

          (e)  the Manager in relation to its rights as manager under the
               Secured Documents for the Securitisation Fund;

          (f)  each Enhancement Provider in relation to its rights under each
               Enhancement;

          (g)  each Interest Hedge Provider in relation to its rights under each
               Interest Hedge;

          (h)  the Note Trustee in relation to its rights (held on its own right or for the benefit of any Class A Noteholder) under the Secured
               Documents;

          (i)  each Paying Agent, the Note Registrar and the Calculation Agent
               in relation to its rights under the Secured Documents;

--------------------------------------------------------------------------------
                                                                         PAGE 11

          (j)  the Lead Manager in relation to its rights under the Secured
               Documents;

          (k)  each Currency Swap Provider in relation to its rights under its
               Currency Swap;

          (l)  each Redraw Facility Provider;

          (m)  each Top-Up Funding Facility Provider; and

          (n)  any Liquidity Noteholder in relation to its rights under
               Liquidity Notes held by it.

          SECURED DOCUMENTS means each of:

          (a)  this Deed;

          (b)  the Master Trust Deed, insofar as it relates to the
               Securitisation Fund;

          (c)  the Mortgage Origination and Management Agreement, insofar as it relates to the Securitisation Fund;

          (d)  each Note;

          (e)  each Supplementary Bond Terms Notice;

          (f)  each Enhancement;

          (g)  each Hedge;

          (h)  the Note Trust Deed;

          (i)  each Payment Funding Facility;

          (j)  each Top-Up Funding Facility;

          (k)  each Currency Swap;

          (l)  the Committed Bond Subscription Agreement; and

          (m)  each Redraw Funding Facility.

          SECURED MONEYS means all debts and monetary liabilities of the Issuing
          Trustee to Secured Creditors on any account under or in relation to any Secured Document and in any capacity and irrespective of whether the debts or liabilities:

          (a)  are present or future;

          (b)  are actual, prospective, contingent or otherwise;

          (c)  are at any time ascertained or unascertained;

          (d)  are owed or incurred by or on account of the Issuing Trustee alone, or severally or jointly with any other person;

          (e)  are owed to or incurred for the account of the Security Trustee, a Secured Creditor or any person whose account the Security
               Trustee is owed or incurs it, alone, or severally or jointly with any other person;

          (f)  are owed to any other person as agent (whether disclosed or not)
               for or on behalf of the Security Trustee, a Secured Creditor or any person whose account the Security Trustee is owed or incurs it;

          (g)  are owed or incurred as principal, interest, fees, charges,
               Taxes, damages (whether for breach of contract or tort or
               incurred on any other ground), losses, costs or expenses, or on any other account;

--------------------------------------------------------------------------------
                                                                         PAGE 12

          (h)  are owed to or incurred for the account of the Security Trustee, a Secured Creditor or any person whose account the Security
               Trustee is owed or incurs it, directly or as a result of:

               (1)  the assignment to the Security Trustee, a Secured Creditor or any person whose account the Security Trustee is owed or incurs it, of any debt or liability of the Issuing Trustee;
                    or

               (2)  any other dealing with any such debt or liability;

          (i)  are owed to or incurred for the account of the Security Trustee, a Secured Creditor or any person whose account the Security
               Trustee is owed or incurs it, before the date of this Deed, before the date of any assignment of this Deed to the Security
               Trustee, a Secured Creditor or any person whose account the
               Security Trustee is owed or incurs it, by any other person or otherwise; or

          (j)  comprise any combination of the above.

          SECURITISATION FUND means the Securitisation Fund constituted under the Master Trust Deed known as SMHL Global Fund No. 7.

          SUPPLEMENTARY BOND TERMS NOTICE means each Supplementary Bond Terms
          Notice dated or about the date of this Deed in respect of the
          Securitisation Fund.

          STATUTE means any legislation now or hereafter in force of the
          Parliament of the Commonwealth of Australia or of any State or
          Territory thereof and any rule regulation ordinance by-law statutory instrument order or notice now or hereafter made under such legislation.

          TITLE DOCUMENTS means all certificates, documents, instruments, indicia of title or other evidence of the right, title, interest and estate of the Issuing Trustee in the items referred to in paragraphs
          (a) - (c) (inclusive) of the definition of "Charged Property" in this clause 1.1, including without limiting the generality of the foregoing, all Mortgage Documents.

          TOP-UP FUNDING FACILITY means any facility provided to the Issuing
          Trustee to enable the Issuing Trustee to fund payments under a Top-up
          Loan.

          TOP-UP FUNDING FACILITY PROVIDER means, in relation to a Top-up
          Funding Facility, the person who has entered into or agreed to make that Top-up Funding Facility available to the Issuing Trustee.

          TOP-UP LOAN has the meaning given to it under the Notes Supplementary
          Bond Terms Notice.

          US CURRENCY SWAP has the same meaning as in the Notes Supplementary
          Bond Terms Notice.

          US CURRENCY SWAP PROVIDER has the same meaning as in the Notes
          Supplementary Bond Terms Notice.

          VOTING SECURED CREDITOR means:

          (a)  with respect only to the enforcement of the security under this
               Deed, for so long as the Secured Moneys of the Class A
               Noteholders and the Class B Noteholders each calculated and expressed in the A$ Equivalent are 75%

--------------------------------------------------------------------------------
                                                                         PAGE 13

               or more of total Secured Moneys calculated and expressed in the
               A$ Equivalent, the Noteholder Secured Creditors alone; and

          (b)  at any other time (subject to clause 16.3)

               (1)  the Note Trustee, acting on behalf of the Class A
                    Noteholders under the Note Trust Deed and clause 3 or, if
                    the Note Trustee has become bound to take steps and/or to
                    proceed hereunder and fails to do so within a reasonable
                    time and such failure is continuing, the Class A Noteholders and then only to the extent permitted by the Australian law;
                    and

               (2)  each other Secured Creditor (other than a Class A
                    Noteholder).

     1.2  DEFINITIONS FROM OTHER DOCUMENTS

          (a)  Subject to clause 1.1 each expression used herein that is defined in the Master Trust Deed (as amended by the Notes Supplementary
               Bond Terms Notice) and the Notes Supplementary Bond Terms Notice
               have the same meanings when used in this Deed unless the context otherwise requires or unless otherwise defined as this Deed.

          (b)  Subject to clause 21, no change to the Master Trust Deed or any other document after the date of this Deed will change the meaning of terms used in this Deed or adversely affect the rights of the Security Trustee under this Deed unless the Security
               Trustee (subject to clause 16.3) with the prior written consent of the Noteholder Secured Creditors has agreed to the changes.

     1.3  INTERPRETATION

          In this Deed unless the context indicates a contrary intention:

          (a)  the expression "person" includes an individual, a corporation and a Government Agency;

          (b)  the expression "power" in relation to the Security Trustee or a
               Receiver includes all powers authorities rights remedies
               privileges and discretions conferred upon the Security Trustee or the Receiver by this Deed, by any other deed agreement document or instrument by any Statute or otherwise by law;

          (c)  a reference to any party includes that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

          (d)  a reference to this Deed, the Master Trust Deed, each
               Supplementary Bond Terms Notice or to any other deed agreement document or instrument includes respectively this Deed, the
               Master Trust Deed or such other deed agreement document or instrument as amended, novated, supplemented, varied or replaced from time to time;

          (e)  a reference to any Statute or to any section or provision thereof includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws regulations and other statutory instruments issued thereunder;

--------------------------------------------------------------------------------
                                                                         PAGE 14

          (f)  a reference to a Related Body Corporate shall include a corporation which is or becomes a Related Body Corporate during the currency of this Deed;

          (g)  words importing the singular shall include the plural (and vice versa) and words denoting a given gender shall include all other genders;

          (h)  headings are for convenience only and shall not affect the interpretation hereof;

          (i)  a reference to a clause is a reference to a clause of this Deed;

          (j)  a reference to the Schedule is a reference to the Schedule to this Deed;

          (k)  where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

          (l)  where the day on or by which any sum is payable hereunder or any act matter or thing is to be done is a day other than a Banking
               Day such sum shall be paid and such act matter or thing shall be done on the immediately succeeding Banking Day;

          (m)  all accounting terms used in this Deed shall have the same meaning ascribed to those terms under accounting principles and practices generally accepted in Australia from time to time;

          (n)  a reference to the Issuing Trustee is a reference to the Issuing
               Trustee in its capacity as trustee of the Securitisation Fund, and in no other capacity; and

          (o)  a reference to the property, business, assets, undertaking or money of the Issuing Trustee is a reference to the property, business, assets, undertaking or money of the Issuing Trustee in the capacity referred to in paragraph (n) only.

     1.4  BENEFIT OF COVENANTS HEREUNDER

          Unless the context indicates a contrary intention, the Security
          Trustee shall hold the covenants, undertaking and other obligations and liabilities of the Issuing Trustee and the Manager hereunder on trust for the benefit of the Secured Creditors on the terms and conditions of this Deed.

     1.5  TRANSACTION DOCUMENT

          This is a Transaction Document for the purposes of the Master Trust
          Deed.

     1.6  KNOWLEDGE OF ISSUING TRUSTEE

          In relation to the Securitisation Fund, the Issuing Trustee will only be considered to have knowledge or notice of or be aware of any matter or thing if the Issuing Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Issuing Trustee who have day to day responsibility for the administration of the Securitisation Fund.

     1.7  KNOWLEDGE OF THE SECURITY TRUSTEE

          In relation to the Securitisation Fund, the Security Trustee will only be considered to have knowledge or notice of or be aware of any matter or thing if the Security

--------------------------------------------------------------------------------
                                    PAGE 15

          Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Security Trustee who have day to day responsibility for the administration of the trust created by this Deed.

     1.8  KNOWLEDGE OF THE NOTE TRUSTEE

          In relation to the Securitisation Fund, the Note Trustee will only be considered to have knowledge or notice of or be aware of any matter or thing if the Note Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Note Trustee who have day to day responsibility for the administration of the trust created by this
          Deed.

--------------------------------------------------------------------------------
2    ACCEPTANCE OF TRUST

     2.1  APPOINTMENT OF SECURITY TRUSTEE

          The Security Trustee is hereby appointed, and by its execution hereof accepts its appointment, as trustee on behalf of, and for, the Secured
          Creditors on the terms and conditions of this Deed.

     2.2  DURATION OF TRUST

          The trusts established pursuant to this Deed shall commence on the date hereof and shall terminate on the first to occur of:

          (a)  the Charge Release Date; and

          (b)  the 80th anniversary of the date of this Deed.

     2.3  BENEFIT OF TRUSTS

          Each Secured Creditor is entitled to the benefit of the trusts created by this Deed on the terms and conditions herein contained.

     2.4  TERMS OF NOTES

          All Notes relating to the Securitisation Fund shall be issued with the benefit of, and subject to, the provisions of this Deed, the Master
          Trust Deed, the Supplementary Bond Terms Notice, the Note Trust Deed
          and Conditions for the Class A Notes.

     2.5  INTERESTED PERSONS BOUND

          The provisions of this Deed and the Master Trust Deed shall be binding upon every Interested Person and the Security Trustee.

     2.6  RESOLUTION OF CONFLICTS

          (a)  The Security Trustee must, as regards the exercise of all discretions vested in it by this Deed and all other Transaction
               Documents, except where expressly provided otherwise, have regard to the interest of the Secured Creditors.

--------------------------------------------------------------------------------
                                                                         PAGE 16

          (b)  Subject to the provisions of this Deed, if there is at any time, with respect to enforcement, a conflict between a duty owed by the Security Trustee to any Secured Creditor or class of Secured
               Creditors, and a duty owed by it to another Secured Creditor or class of Secured Creditors, the Security Trustee must give priority to the interests of the Noteholders (which in the case of Class A Noteholders shall be determined by the Note Trustee acting on their behalf (as provided in clause 16.3) or the Class
               A Noteholders, as provided herein and in the Note Trust Deed and which, in the case of Class B Noteholders shall be determined by the Class B Noteholders as provided herein).

          (c)  Subject to the provisions of this Deed (other than paragraph
               (b)), the Security Trustee must give priority to the interests only of the Class A Noteholders if, in the Security Trustee's
               opinion (in relation to which in determining the interests of the
               Class A Noteholders, the Security Trustee may rely on a
               determination of the Note Trustee) there is a conflict between the interests of the Class A Noteholders and the interests of the
               Class B Noteholders or other Secured Creditors.

          (d)  Provided that the Security Trustee acts in accordance with this clause 2.6 and in good faith, it shall not incur any liability to any Secured Creditor for giving effect to paragraph (b) or (c).
--------------------------------------------------------------------------------
3    NOTE TRUSTEE

     3.1  CAPACITY

          The Note Trustee is a party to this Deed in its capacity as trustee for the Class A Noteholders from time to time under the Note Trust
          Deed. Notwithstanding any other provision of this Deed, this Deed becomes effective against the Note Trustee only upon execution of the
          Note Trust Deed.

     3.2  EXERCISE OF RIGHTS

          Except as otherwise provided in this Deed and in the Note Trust Deed:

          (a)  the rights, remedies and discretions of the Class A Noteholders under this Deed including all rights to vote or give instructions or consent to the Security Trustee and to enforce any
               undertakings or warranties under this Deed, may only be exercised by the Note Trustee on behalf of the Class A Noteholders in accordance with the Note Trust Deed; and

          (b)  the Class A Noteholders may only exercise enforcement rights in respect of the Charged Property through the Note Trustee and only in accordance with this Deed and the Note Trust Deed.

     3.3  INSTRUCTIONS OR DIRECTIONS

          The Security Trustee may rely on any instructions or directions given to it by the Note Trustee as being given on behalf of all Class A
          Noteholders from time to time and need not inquire whether the Note
          Trustee or the Class A Noteholders from time to time have complied with any requirements under the Note Trust

--------------------------------------------------------------------------------
                                                                         PAGE 17

          Deed or as to the reasonableness or otherwise of the Note Trustee.

     3.4  PAYMENTS

          Any payment to be made to a Class A Noteholder under this Deed may be made to the Note Trustee or a Paying Agent on behalf of that Class A
          Noteholder.

     3.5  NOTICES

          Any notice to be given to a Class A Noteholder under this Deed may be given to the Note Trustee on behalf of that Class A Noteholder. Any costs to the Note Trustee of publishing such notice to the Noteholders will be reimbursed by the Issuing Trustee to the Note Trustee.

     3.6  LIMITATION OF LIABILITY OF NOTE TRUSTEE

          Notwithstanding any other provision of this deed, the Note Trustee will have no liability under or in connection with this deed or any other Transaction Document other than to the extent to which the liability is able to be satisfied out of the property from which the
          Note Trustee is actually indemnified for the liability. This limitation will not apply to a liability of the Note Trustee to the extent that it is not satisfied because, under this deed, any other
          Transaction Document or by operation of laws, there is a reduction in the extent of the Note Trustee's indemnification as a result of the
          Note Trustee's fraud, negligence or wilful default. Nothing in this clause or any similar provision in any other Transaction Document limits or adversely affects the powers of the Note Trustee.

--------------------------------------------------------------------------------
4    CHARGE

     4.1  CHARGE

          (a)  The Issuing Trustee in its capacity as trustee of the Charged
               Property charges all of its interest in the Charged Property to the Security Trustee as security for the due and punctual payment of the Secured Moneys and the performance of its obligations under the Secured Documents.

          (b)  The Charge does not charge any Charged Property as at the date of this Deed which as at that date is, or is taken under the
               applicable stamp duties legislation of the relevant jurisdiction to be, situated in any State or Territory of Australia other than the Australian Capital Territory or the Northern Territory.

     4.2  PRIORITY

          The parties intend that the Charge take priority over all other
          Encumbrances over the Charged Property other than the Prior Interest.

     4.3  NATURE OF CHARGE

          The Charge is a floating charge over all Charged Property.

--------------------------------------------------------------------------------
                                                                         PAGE 18

     4.4  CRYSTALLISATION

          The floating charge created in clauses 4.1 and 4.3 automatically and immediately crystallises and becomes fixed:

          (a)  without the Security Trustee giving any notice to the Issuing
               Trustee, in respect of:

               (1)  all of the Charged Property:

                    (A)  when a Receiver or any other receiver or receiver and manager or administrator or provisional liquidator is
                         appointed, or proposed to be appointed, in respect of
                         any of the Charged Property;

                    (B)  when the Charge or any other Encumbrance over any of
                         the Charged Property is enforced in any other way;

                    (C)  when a notice under section 218 of the Income Tax
                         Assessment Act 1936 (Cth), section 260-5 in Schedule 1
                         of the Tax Administration Act 1953 or similar provision
                         under the Income Tax Assessment Act 1997 in respect of
                         the Issuing Trustee is signed by, or on behalf of, the
                         Commissioner of Taxation or the Deputy Commissioner of
                         Taxation;

                    (D)  upon any Government Agency taking any step which may
                         result in an amount of Tax or an amount owing to a
                         Government Agency ranking ahead of the Charge;

                    (E)  when an order is made or a resolution is passed for the liquidation of the Issuing Trustee whether in its
                         personal capacity or in its capacity as trustee of the
                         Securitisation Fund;

                    (F)  when a resolution is passed or a direction is given by the Beneficiaries for the winding-up or termination of
                         the Securitisation Fund;

                    (G)  when all of the Beneficiaries give a direction to the
                         Issuing Trustee to distribute the assets of the
                         Securitisation Fund;

                    (H)  upon the termination of the Securitisation Fund,
                         whether under the Master Trust Deed or by expiration of
                         time or otherwise;

                    (I)  when an order is made requiring distribution of any
                         Securitisation Fund assets to any person or appointing
                         a Receiver in respect of the Securitisation Fund;

                    (J)  when the Issuing Trustee resolves, or any other person on whose instructions the Issuing Trustee must act
                         directs the Issuing Trustee, to distribute any corpus
                         of the Charged Property which is subject to the
                         floating charge;

                    (K)  when any step is taken to issue, levy or enforce any
                         distress, attachment, execution or other process
                         against or upon any of the Charged Property;

--------------------------------------------------------------------------------
                                                                         PAGE 19

                    (L)  when any Encumbrance over any of the Charged Property is, or becomes capable of being, enforced or any
                         floating Encumbrance over any of the Charged Property
                         crystallises or otherwise becomes a fixed Encumbrance;
                         or

                    (M)  upon occurrence of an Event of Default; or

               (2)  in respect of any asset, if the Issuing Trustee:

                    (A)  creates or allows any Encumbrance over;

                    (B)  sells, leases or otherwise disposes of;

                    (C)  creates or allows any interest in; or

                    (D)  parts with possession of,

                    that asset in breach of the Master Trust Deed or this Deed, or agrees or attempts to do so or take any step towards
                    doing so.

     4.5  DE-CRYSTALLISATION

          (a)  Where an asset has become subject to a fixed charge under clause
               4.4, the Security Trustee may release the asset from that fixed charge by notice in writing to the Issuing Trustee.

          (b)  When an asset is released from the fixed charge under clause
               4.5(a)) the asset will again be subject to:

               (1)  the floating charge under clauses 4.1 and 4.3; and

               (2)  the further operation of clause 4.4.

          (c)  The Security Trustee must promptly give each Designated Rating
               Agency a notice of any release made pursuant to clause 4.5(a).

     4.6  PROSPECTIVE LIABILITY

          (a)  The parties acknowledge that the maximum amount of the prospective liability secured by this Deed for the purposes of establishing priority under section 282(3) of the Corporations
               Act, is $5,000,000,000.

          (b)  The Security Trustee may from time to time lodge a notice under
               s268(2) of the Corporations Act on behalf of the Issuing Trustee specifying an increase in the maximum amount of the prospective liability referred to in clause 4.6(a) and from the date of lodgment the amount specified in clause 4.6(a) is to be regarded as varied to the amount specified in that notice.

          (c)  Neither clause 4.6(a) nor clause 4.6(b) in any way affects or limits the actual amount of Secured Moneys which may in fact be secured by the Charge.

          (d)  Clauses 4.6(a), 4.6(b) and 4.6(c) are to be construed independently of each other.

--------------------------------------------------------------------------------
                                                                         PAGE 20

     4.7  AMOUNT ULTIMATELY RECOVERABLE

          Subject to this Deed and without limiting the Secured Moneys, the amount ultimately recoverable by the Chargee under this Deed is limited to $5,000,000,000.

--------------------------------------------------------------------------------
5    REPRESENTATIONS AND WARRANTIES

     5.1  BY THE ISSUING TRUSTEE

          The Issuing Trustee hereby represents and warrants to the Security
          Trustee:

          (a)  (DUE INCORPORATION): the Issuing Trustee is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

          (b)  (CONSTITUTION): the execution delivery and performance of each
               Secured Document does not violate the constitution of the Issuing
               Trustee;

          (c)  (CORPORATE POWER): the Issuing Trustee has the power and has taken all corporate and other action required to enter into each
               Secured Document and to authorise the execution and delivery of each Secured Document and the performance of its obligations hereunder;

          (d)  (FILINGS): the Issuing Trustee has filed all material corporate notices and effected all material registrations with the
               Australian Securities and Investments Commission or similar office in the jurisdiction of incorporation and all such filings and registrations are current, complete and accurate, except that this representation and warranty does not apply to the filing of an ASIC form 309 or ASIC form 350 in relation to the creation of the Charge;

          (e)  (LEGALLY BINDING OBLIGATION): each Secured Document constitutes a valid, legally binding and enforceable obligation of the Issuing
               Trustee in accordance with its terms except as such
               enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust or other similar laws affecting creditors' rights generally;

          (f)  (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of each Secured Document by the Issuing Trustee does not violate any existing law or regulation or any document or agreement to which the Issuing Trustee is a party in either case in its capacity as trustee of the Securitisation Fund or which is binding upon it or any of its assets in its capacity as trustee of the Securitisation Fund;

          (g)  (AUTHORISATION): all consents, licences, approvals and authorisations of every Government Agency required to be obtained by the Issuing Trustee in connection with the execution and delivery of, and performance of its obligations under, each
               Secured Document have been obtained and are valid and subsisting;

          (h)  (GOOD TITLE): the Issuing Trustee is the legal owner of and has the power under the Master Trust Deed to enter into each Secured
               Document and to charge in the manner provided in this Deed, the
               Charged Property and,

--------------------------------------------------------------------------------
                                                                         PAGE 21

               subject only to the Master Trust Deed, this Deed and the Prior
               Interest, the Charged Property is free of all other Encumbrances;

          (i)  (SECURITISATION FUND VALIDLY CREATED): the Securitisation Fund
               has been validly created and is in existence at the date of this
               Deed;

          (j)  (SOLE TRUSTEE): the Issuing Trustee has been validly appointed as trustee of the Securitisation Fund and is presently the sole trustee of the Securitisation Fund;

          (k)  (MASTER TRUST DEED): the Securitisation Fund is constituted pursuant to the Master Trust Deed; and

          (l)  (NO PROCEEDINGS TO REMOVE): no notice has been given to the
               Issuing Trustee and to the Issuing Trustee's knowledge no
               resolution has been passed or direction or notice has been given, removing the Issuing Trustee as trustee of the Securitisation
               Fund.

     5.2  BY THE MANAGER

          The Manager hereby represents and warrants to the Security Trustee that:

          (a)  (DUE INCORPORATION): the Manager is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

          (b)  (CONSTITUTION): the execution, delivery and performance of each
               Secured Document does not violate the constitution of the
               Manager;

          (c)  (CORPORATE POWER): the Manager has the power and has taken all corporate and other action required to enter into each Secured
               Document and to authorise the execution and delivery of each
               Secured Document and the performance of its obligations
               hereunder;

          (d)  (FILINGS): the Manager has filed all corporate notices and effected all registrations with the Australian Securities and
               Investments Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

          (e)  (LEGALLY BINDING OBLIGATION): each Secured Document constitutes a valid, legally binding and enforceable obligation of the Manager in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency,
               re-organisation, moratorium or trust or other similar laws affecting creditors' rights generally;

          (f)  (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of each Secured Document by the Manager does not violate any existing law or regulation or any document or
               agreement to which the Manager is a party or which is binding upon it or any of its assets;

          (g)  (AUTHORISATION): all consents, licences, approvals and authorisations of every Government Agency required to be obtained by the Manager in connection with the execution, delivery and performance of each Secured Document have been obtained and are valid and subsisting; and

--------------------------------------------------------------------------------
                                                                         PAGE 22

          (h)  (WARRANTIES): all representations and warranties given by the
               Manager in any Transaction Document are true and accurate.

     5.3  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

          All representations and warranties in this Deed survive the execution and delivery of this Deed and the provision of advances and accommodation.

--------------------------------------------------------------------------------
6    ISSUING TRUSTEE'S AND MANAGER'S COVENANTS

     6.1  COVENANTS

          (a)  The Issuing Trustee covenants in favour of the Security Trustee that it will duly and punctually perform observe and fulfil its obligations under the Secured Documents and in accordance with the terms of the Secured Documents, will pay the Secured Moneys to, or to the order of, the Security Trustee as and when the same fall due for payment.

          (b)  Notwithstanding clause 6.1(a), every payment by the Issuing
               Trustee, or the Security Trustee in accordance with this Deed, to the Secured Creditors on account of the Secured Moneys will operate as payment by the Issuing Trustee to the Security Trustee in satisfaction of the Issuing Trustee's obligations in respect thereof.

          (c)  Each of the Issuing Trustee and the Manager will ensure that it complies with its obligations under the Secured Documents.

          (d)  Each of the Issuing Trustee and the Manager will give to the Note
               Trustee a copy of the Register, and to the Security Trustee any information in the power or possession of the Issuing Trustee or the Manager relating to the Securitisation Fund that the Security
               Trustee reasonably requests in connection with the exercise and performance of its powers and obligations under this Deed, including without limitation:

               (1)  the identity, and notice details of, each Secured Creditor and Beneficiary; and

               (2)  the Secured Moneys owing to each Secured Creditor.

     6.2  NEGATIVE COVENANTS

          The Issuing Trustee shall not do, nor shall the Manager direct the
          Issuing Trustee to do, any of the following without the prior written consent of the Security Trustee and without prior written confirmation from each Designated Rating Agency of the rating assigned to the Notes in relation to the Securitisation Fund and the Notes, except as permitted by this Deed or the Master Trust Deed or the Supplementary
          Bond Terms Notice:

          (a)  (NO ENCUMBRANCES): subject only to the Prior Interest, create, purport or attempt to create or permit to exist any Encumbrance howsoever ranking over any part of the Charged Property;

          (b)  (NO SALE, LEASE ETC.): subject to clause 6.4, convey, assign, transfer, lease or otherwise dispose or part with possession of, make any bailment over,

--------------------------------------------------------------------------------
                                                                         PAGE 23

               or create or permit to exist any other interest in any part of the Charged Property whilst such part of the Charged Property is subject to the Charge;

          (c)  (NO FINANCIAL INDEBTEDNESS): create, incur, assume, permit or suffer to exist any Financial Indebtedness except for:

               (1)  the Notes;

               (2)  Financial Indebtedness arising under the Transaction
                    Documents in relation to the Securitisation Fund;

               (3)  Financial Indebtedness which is fully subordinated to the
                    Secured Moneys, or is non-recourse other than with respect to proceeds in excess of those needed to pay the Secured
                    Moneys, and does not constitute a claim against the Issuing
                    Trustee in the event that those excess proceeds are
                    insufficient to pay that subordinated Financial
                    Indebtedness; or

               (4)  Financial Indebtedness that will not result in any reduction or withdrawal of the rating assigned to the initial Notes by each such Designated Rating Agency;

          (d)  (NO RELEASE UNDER TRANSACTION DOCUMENTS): give any release or discharge (whether full, partial or conditional) to any person in respect of their obligations under any of the Transaction
               Documents relating to the Securitisation Fund, except as
               contemplated by those Transaction Documents; and

          (e)  (BANK ACCOUNTS): open any bank account not permitted in the
               Transaction Documents.

     6.3  FIXED RATE MORTGAGES

          (a)  Unless each Designated Rating Agency should otherwise notify the
               Manager in writing, the Manager must not at any time cause:

               (1)  the aggregate Outstanding Principal Balance of all fixed interest rate Mortgages to exceed 50% of the aggregate
                    Outstanding Principal Balance of all Mortgages;

               (2)  the aggregate Outstanding Principal Balance of all fixed interest rate Mortgages with an outstanding fixed interest rate period of 3 years or less to exceed 50% of the
                    aggregate Outstanding Principal Balance of all Mortgages;
                    and

               (3)  the aggregate Outstanding Principal Balance of all fixed interest rate Mortgages with an outstanding fixed interest rate period of greater than 3 years and not exceeding 5
                    years to exceed 25% of the aggregate Outstanding Principal
                    Balance of all Mortgages; and

               (4)  the fixed interest rate period for any Mortgage to end on or after 9 September 2010.

          (b)  The Manager must not cause any fixed interest rate Mortgage to become an Asset of the Fund unless:

               (1)  the Trustee has entered into a Payment Funding Facility for such amount agreed to from time to time by the Manager and each

--------------------------------------------------------------------------------
                                                                         PAGE 24

                    Designated Rating Agency so that the rating of the Notes by each Designated Rating Agency will not be downgraded or
                    withdrawn by the Trustee holding fixed interest rate
                    Mortgages; and

               (2)  the Trustee has entered into an Enhancement or Interest
                    Hedge in respect of the fixed interest rate component of the
                    Mortgage for the period of that fixed interest rate
                    component and whether in respect of that Mortgage alone or with any other Mortgage that is an Asset of the
                    Securitisation Fund.

          (c)  Subject to the terms of any such Payment Funding Facility, the
               Manager must cause the principal amount outstanding under the
               Payment Funding Facility to be not less than the amount agreed from time to time by the Manager and each Designated Rating
               Agency.

          (d)  For the purposes of clause 6.3 a reference:

               (1)  to a Mortgage is to a Mortgage which is an Asset of the
                    Securitisation Fund;

               (2)  to a fixed interest rate Mortgage is a Mortgage under which all or part of the interest payable is set at a fixed rate;

               (3)  the Outstanding Principal Balance of a fixed interest rate
                    Mortgage is that portion of the Outstanding Principal
                    Balance of the Mortgage which is subject to a fixed interest rate.

     6.4  DEALING IN ACCORDANCE WITH TRANSACTION DOCUMENTS

          The Issuing Trustee may in respect of a given part of the Charged
          Property whilst subject to the floating charge deal with and pay or apply that part of the Charged Property in accordance with the provisions of the Transaction Documents.

     6.5  NOTIFY EVENTS OF DEFAULT

          Each of the Manager and the Issuing Trustee must immediately notify the Security Trustee in writing if it becomes actually aware of the occurrence of any Event of Default and must provide the Security
          Trustee with full and complete details in relation thereto immediately upon becoming actually aware of such details.

--------------------------------------------------------------------------------
7    EVENTS OF DEFAULT

     7.1  EVENTS OF DEFAULT

          Subject to the Supplementary Bond Terms Notice for the Class A Notes
          and Class B Notes and the Liquidity Notes, each of the following events is an Event of Default whether or not caused by any reason whatsoever outside the control of an Interested Person or any other person:

          (a)  (FAILURE TO PAY): the Issuing Trustee does not within 10 Banking
               Days of the due date, and in the specified manner, pay in full any Secured Moneys (except in respect of any moneys payable under any Payment Funding Facility, Top-up Funding Facility and Redraw
               Funding Facility which fall

--------------------------------------------------------------------------------
                                                                         PAGE 25

               due for payment prior to the Repayment Date or payment of
               interest on Class B Notes unless all Class A Notes have been repaid);

          (b)  (FAILURE TO COMPLY): the Issuing Trustee defaults in fully performing observing and fulfilling any material obligation in relation to the Securitisation Fund under this Deed or a Secured
               Document (other than a provision requiring the payment of money as contemplated by paragraph (a) of this clause or, prior to the
               Repayment Date, in respect of any such default under a Payment
               Funding Facility, Top-up Funding Facility and Redraw Funding
               Facility and such default has not been remedied within 10 Banking
               Days of the Issuing Trustee receiving notice from the Security
               Trustee specifying the breach and requiring the same to be rectified);

          (c)  (UNTRUE WARRANTY): any representation, warranty or statement in relation to the Securitisation Fund made, repeated or deemed to be made or repeated in this Deed or in a Secured Document by the
               Issuing Trustee is proved to be untrue in any material respect when made, repeated or deemed to be made or repeated (as the case may be) (except, prior to the Repayment Date, in respect of any representation, warranty or statement made, repeated or deemed to be made or repeated under the Payment Funding Facility, Top-up
               Funding Facility and Redraw Funding Facility);

          (d)  (BREACH OF UNDERTAKING): the Issuing Trustee breaches any material undertaking given at any time to the Security Trustee in relation to the Securitisation Fund or fails to comply with any material condition imposed by the Security Trustee in relation to the Securitisation Fund in agreeing to any matter (including any waiver) (except, prior to the Repayment Date, in respect of any breach of any material undertaking or failure to comply with any material condition under the Payment Funding Facility, Top-up
               Funding Facility and Redraw Funding Facility);

          (e)  (INSOLVENCY EVENT): any Insolvency Event occurs in relation to the Issuing Trustee other than for the reconstruction of the
               Issuing Trustee or the Securitisation Fund with the prior written approval of the Manager and the Security Trustee and provided that each Designated Rating Agency has confirmed in writing that such reconstruction will not have an adverse effect on the rating of the Notes;

          (f)  (ENCUMBRANCE): any Encumbrance over any Charged Property becomes enforceable or any Encumbrance that is a floating security over any Charged Property crystallises or otherwise becomes a fixed or specific security;

          (g)  (INVESTIGATION): any investigation into the affairs, or into particular affairs, of the Issuing Trustee in relation to the
               Securitisation Fund is directed or commenced under any Statute;

          (h)  (VOID OR VOIDABLE): any Secured Document is, becomes or is claimed by the Issuing Trustee or the Manager to be void,
               voidable or unenforceable in whole or in any material part;

          (i)  (REPUDIATION): the Issuing Trustee disaffirms, disclaims, repudiates or rejects any Secured Document to which it is a party in whole or in any material part;

--------------------------------------------------------------------------------
                                                                         PAGE 26

          (j)  (VESTING OF ASSETS): there occurs without the prior written approval of the Security Trustee, any vesting or distribution of any assets of the Securitisation Fund other than in accordance with the relevant Supplementary Bond Terms Notices;

          (k)  (BREACH OF TRUST): any material breach of trust in relation to the Securitisation Fund by the Issuing Trustee or the Issuing
               Trustee for any reason loses or ceases to be entitled to a material extent to its right of indemnity against the assets of the Securitisation Fund;

          (l)  (DIMINUTION OF ASSETS): as a result of the act or omission of the
               Issuing Trustee the assets of the Securitisation Fund are
               materially diminished or made materially less accessible to the
               Security Trustee;

          (m)  (WINDING-UP): without the prior consent of the Security Trustee the Securitisation Fund is wound-up or the Issuing Trustee is required to wind up the Securitisation Fund under the Master
               Trust Deed or applicable law, or the winding up of the
               Securitisation Fund commences; and

          (n)  (PRIORITY OF CHARGE): the Charge ceases to rank as contemplated by clause 4.2.

     7.2  RIGHTS OF THE SECURITY TRUSTEE UPON EVENT OF DEFAULT

          Upon the occurrence of an Event of Default, the Security Trustee may in its absolute discretion, and shall, subject to clauses 8.4, 8.5,
          8.6 and 8.7, if so directed by an Extraordinary Resolution:

          (a)  declare the Charge immediately enforceable;

          (b)  declare the Secured Moneys immediately due and payable;

          (c)  give a notice crystallising the charge in relation to any or all of the Secured Property under clause 4.4; and/or

          (d)  appoint a Receiver over the Charged Property, or exercise the powers that a Receiver would otherwise have if appointed under this Deed.

          The Security Trustee may exercise its rights pursuant to this clause notwithstanding any delay or previous waiver.

     7.3  NOTIFY EVENTS OF DEFAULT

          Each of the Issuing Trustee and the Manager must promptly (and in any event within 5 Banking Days) notify the Note Trustee on behalf of the
          Class A Noteholders, and all other Secured Creditors, the Security
          Trustee, and each of the Designated Rating Agencies if, to the knowledge of its officers who are responsible for the administration of the Securitisation Fund, it becomes aware of the occurrence of an
          Event of Default or any event specified in clause 4.4 and they must provide full details of the Event of Default or other event and the actions and procedures which are being taken or will be taken by the
          Issuing Trustee and the Manager to remedy the relevant Event of
          Default or other event.

--------------------------------------------------------------------------------
                                                                         PAGE 27

--------------------------------------------------------------------------------
8    ENFORCEMENT

     8.1  POWER TO DEAL WITH THE CHARGED PROPERTY CEASES

          The Issuing Trustee's power to deal for any purpose with all or any part of the Charged Property, other than by or through a Receiver appointed under this Deed shall immediately cease upon the Charge crystallising and becoming fixed pursuant to the provisions of this
          Deed (subject only to the operation of clause 4.5, in which case the
          Issuing Trustee's power to deal in accordance with this Deed with any asset or assets the subject of a notice under such clause shall be reinstated from the date of such notice).

     8.2  PROTECTION OF CHARGED PROPERTY

          If the Charge crystallises and becomes fixed pursuant to the provisions of this Deed upon the occurrence of an Event of
          Crystallisation, the Security Trustee shall have the right either in its own name or in the name of the Issuing Trustee to immediately seek and obtain appropriate relief in relation to that part of the Charged
          Property affected or threatened by such Event of Crystallisation.

     8.3  POWER TO ENFORCE

          At any time after the Charge becomes enforceable, the Security Trustee may, without reference to Secured Creditors, at its discretion and without further notice (subject to the terms of this Deed) take such proceedings as it may think fit to enforce any of the provisions of this Deed.

     8.4  NO OBLIGATION TO ENFORCE

          Subject to clauses 8.5 and 14.4, upon the occurrence of an Event of
          Default, pending the receipt of directions from the Voting Secured
          Creditors as contemplated by clauses 8.5 and 8.6, the Security Trustee shall not be bound to take any action under this Deed or give any consent or waiver or make any determination hereunder (including, without limiting the generality of the foregoing, to appoint any
          Receiver, to declare the Charge enforceable or the Secured Moneys immediately due and payable pursuant to clause 7.2 or to take any other proceedings referred to in clause 8.3). Nothing in this clause shall affect the operation of clause 4.4 upon the occurrence of an
          Event of Crystallisation or the Charge becoming enforceable prior to the Security Trustee receiving directions from the Secured Creditors.

     8.5  OBLIGATION TO CONVENE MEETING

          (a)  Following the Security Trustee becoming actually aware of the occurrence of an Event of Default, it shall, subject to clause
               8.9, promptly convene a meeting of the Voting Secured Creditors in accordance with this Deed, at which it shall seek directions from the Voting Secured Creditors by way of an Extraordinary
               Resolution of the Voting Secured Creditors regarding the action it should take as a result of such Event of Default.

          (b)  If the Security Trustee fails to convene a meeting, or to propose the necessary Extraordinary Resolutions, in accordance with clause 8.5(a), the

--------------------------------------------------------------------------------
                                                                         PAGE 28

               Manager must convene a meeting of Voting Secured Creditors, or propose the necessary Extraordinary Resolutions (as the case may
               be), in accordance with this clause 8, which meeting is to have only the same powers as if convened by the Security Trustee and is to be conducted in accordance with the provisions of the
               Schedule, in which event all references in this Deed and the
               Schedule to the Security Trustee in relation to the requirements of meetings of Voting Secured Creditors will be read and
               construed, mutatis mutandis, as references to the Manager.

     8.6  SECURITY TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTIONS

          (a)  Subject to sub-clause 8.6(b), the Security Trustee shall take all action necessary to give effect to any Extraordinary Resolution of the Voting Secured Creditors and shall comply with all
               directions contained in or given pursuant to any Extraordinary
               Resolution of the Voting Secured Creditors.

          (b)  The obligation of the Security Trustee pursuant to sub-clause
               8.6(a) is subject to:

               (1)  this Deed; and

               (2)  if required by the Security Trustee (in its absolute
                    discretion) the receipt from the Voting Secured Creditors
                    (other than the Note Trustee) of an indemnity in a form
                    reasonably satisfactory to the Security Trustee (which may be by way of an Extraordinary Resolution of the Voting
                    Secured Creditors) against all actions, proceedings, claims and demands to which it may render itself liable, and all
                    costs, charges, damages and expenses which it may incur, in giving effect to an Extraordinary Resolution of the Voting
                    Secured Creditors.

               The Security Trustee shall first claim on its indemnity from the property held on trust under clause 2.1 before it claims on any indemnity from the Secured Creditors (other than the Note
               Trustee), including any indemnity provided under clause 8.7. The
               Note Trustee is in no circumstance required to give any indemnity to the Security Trustee.

          (c)  If an Event of Default is a payment default in respect of a subordinated Class of Notes, as long as there are Class A Notes outstanding that rank prior to those subordinated Notes, the
               Security Trustee must not take any action without the consent of the Note Trustee acting at the direction of each Class of prior ranking Class A Noteholder by Extraordinary Resolution.

          (d)  If the Security Trustee becomes bound to take steps and/or proceed under this Deed and it fails to do so within a reasonable time and such failure is continuing, the Voting Secured Creditors may exercise such powers as they determine by Extraordinary
               Resolution.

     8.7  SECURITY TRUSTEE MUST RECEIVE INDEMNITY

          If:

--------------------------------------------------------------------------------
                                                                         PAGE 29

          (a)  the Security Trustee convenes a meeting of the Voting Secured
               Creditors, or is required by an Extraordinary Resolution to take any action under this Deed, and advises them that the Security
               Trustee will not act in relation to the enforcement of this Deed unless it is personally indemnified by the Voting Secured
               Creditors (other than the Note Trustee) to its reasonable
               satisfaction against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur, in relation to the enforcement of this Deed and put in funds to the extent to which it may become liable (including costs and expenses); and

          (b)  the Voting Secured Creditors refuse to grant the requested indemnity and put the Security Trustee in funds,

          then the Security Trustee will not be obliged to act in relation to such enforcement. In those circumstances, the Voting Secured Creditors may exercise such Powers and enjoy such protections and indemnities, of the Security Trustee under this Deed, any Encumbrance or other document or agreement created or entered into in favour of the
          Security Trustee as security for the Secured Moneys or by law as they determine by Extraordinary Resolution. The Note Trustee is in no
          circumstance required to give an indemnity to the Security Trustee.

     8.8  LIMITATION ON RIGHTS OF SECURED CREDITORS

          Subject to this Deed, the powers, rights and remedies conferred on the
          Security Trustee by this Deed are exercisable by the Security Trustee only, and no Secured Creditor is entitled without the written consent of the Security Trustee to exercise the same or any of them. Without limiting the generality of the foregoing, subject to clause 8.7, no
          Secured Creditor is entitled to enforce the Charge or the provisions of this Deed or to appoint or cause to be appointed a Receiver to any of the Charged Property or otherwise to exercise any power conferred by the terms of any applicable law on chargees except as provided in this Deed.

     8.9  IMMATERIAL WAIVERS

          (a)  The Security Trustee may (subject to clause 16.3), with the prior written consent of the Noteholder Secured Creditors agree, on any terms and conditions as it may deem expedient, having first given notice to any Designated Rating Agency for each Class of Notes, but without the consent of the other Secured Creditors and without prejudice to its rights in respect of any subsequent breach, to any waiver or authorisation of any breach or proposed breach of any of the terms and conditions of the Secured
               Documents or any of the provisions of this Deed which is not, in the reasonable opinion of the Security Trustee, materially prejudicial to the interests of the Secured Creditors and may determine that any event that would otherwise be an Event of
               Default shall not be treated as an Event of Default for the purpose of this Deed.

          (b)  No such waiver, authorisation or determination shall be made in contravention of any directions contained in an Extraordinary
               Resolution of Voting Secured Creditors.

--------------------------------------------------------------------------------
                                                                         PAGE 30

          (c)  Any such waiver, authorisation or determination shall, if the
               Security Trustee so requires, be notified to the Voting Secured
               Creditors by the Manager as soon as practicable thereafter in accordance with this Deed.

     8.10 ACTS PURSUANT TO RESOLUTIONS

          The Security Trustee shall not be responsible for having acted in good faith upon any resolution purporting to have been passed at any meeting of the Voting Secured Creditors in respect of which minutes have been made and signed, even though it may subsequently be found that there was some defect in the constitution of that meeting or the passing of that resolution or that for any reason that resolution was not valid or binding upon the Voting Secured Creditors.

     8.11 OVERRIDING PROVISION

          Notwithstanding any other provision of this Deed:

          (a)  the Security Trustee is not obliged to do or omit to do anything including entering into any transaction or incurring any
               liability unless the Security Trustee's liability is limited in a manner satisfactory to the Security Trustee in its absolute discretion; and

          (b)  the Security Trustee will not be under any obligation to advance or use its own funds for the payment of any costs, expenses or liabilities, except in respect of its own fraud, negligence or wilful default.

--------------------------------------------------------------------------------
9    RECEIVER

     9.1  APPOINTMENT OF RECEIVER

          Subject to clause 8 upon or at any time after the occurrence of an
          Event of Default the Security Trustee may:

          (a)  appoint any person or any 2 or more persons jointly, or severally, or jointly and severally to be a receiver or a
               receiver and manager of the Charged Property;

          (b)  remove any Receiver and on the removal, retirement or death of any Receiver, appoint another Receiver; and

          (c)  fix or vary the remuneration and direct payment of that remuneration and any costs, charges and expenses of the Receiver out of the proceeds of any realisation of the Charged Property.

     9.2  AGENCY OF RECEIVER

          (a)  Subject to clause 9.5, each Receiver is the agent of the Issuing
               Trustee.

          (b)  The Issuing Trustee is responsible for the acts, defaults and remuneration of the Receiver.

          (c)  Each Secured Creditor acknowledges that:

               (1)  any Receiver will be only the agent of the Issuing Trustee in its capacity as trustee of the Securitisation Fund; and

--------------------------------------------------------------------------------
                                                                         PAGE 31

               (2)  notwithstanding anything else in this Deed or at law, the
                    Issuing Trustee in its personal capacity is not responsible for any act or omission of the Receiver.

     9.3  POWERS OF RECEIVER

          Subject to any express exclusion by the terms of the Receiver's appointment, and whether or not the Receiver has taken possession of the whole or any part of the Charged Property, the Receiver has, in addition to any powers conferred on the Receiver by applicable law, power to do any of the following:

          (a)  MANAGE, POSSESSION OR CONTROL: to manage, enter into possession or assume control of any of the Charged Property;

          (b)  LEASE OR LICENCE: to accept the surrender of, determine, grant or renew any lease or licence in respect of the use or occupation of any of the Charged Property:

               (1)  on any terms or special conditions that the Security Trustee or Receiver thinks fit; and

               (2)  in conjunction with the sale, lease or licence of any other property by any person;

          (c)  SALE: to sell or concur in selling any of the Charged Property to any person:

               (1)  by auction, private treaty or tender;

               (2)  on such terms and special conditions as the Security Trustee or the Receiver thinks fit;

               (3)  for cash or for a deferred payment of the purchase price, in whole or in part, with or without interest or security;

               (4)  in conjunction with the sale of any property by any other person; and

               (5)  in one lot or in separate parcels;

          (d)  GRANT OPTIONS TO PURCHASE: to grant to any person an option to purchase any of the Charged Property;

          (e)  ACQUIRE PROPERTY: to acquire any interest in any property, in the name or on behalf of the Issuing Trustee, which on acquisition forms part of the Charged Property;

          (f)  CARRY ON BUSINESS: to carry on or concur in carrying on any business of the Issuing Trustee in respect of the Charged
               Property;

          (g)  BORROWINGS AND SECURITY:

               (1)  to raise or borrow any money, in its name or the name or on behalf of the Issuing Trustee, from the Security Trustee or any person approved by the Security Trustee in writing; and

               (2)  to secure money raised or borrowed under clause 9.3(g)(1) by an Encumbrance over any of the Charged Property, ranking in priority to, equal with, or after, the Charge;

--------------------------------------------------------------------------------
                                                                         PAGE 32

          (h)  MAINTAIN OR IMPROVE CHARGED PROPERTY: to do anything to maintain, protect or improve any of the Charged Property including, but not limited to, completing, repairing, erecting a new improvement on, demolishing or altering any of the Charged Property;

          (i)  INCOME AND BANK ACCOUNTS: to do anything to manage or obtain income or revenue from any of the Charged Property including, but not limited to, operating any bank account which forms part of the Charged Property or opening and operating a new bank account;

          (j)  ACCESS TO CHARGED PROPERTY: to have access to any of the Charged
               Property;

          (k)  INSURE CHARGED PROPERTY: to insure any of the Charged Property;

          (l)  SEVER FIXTURES: to sever fixtures in respect of any of the
               Charged Property;

          (m)  COMPROMISE: to make or accept any compromise or arrangement;

          (n)  SURRENDER CHARGED PROPERTY: to surrender or transfer any of the
               Charged Property to any person;

          (o)  EXCHANGE CHARGED PROPERTY: to exchange with any person any of the
               Charged Property for any other property whether of equal value or not;

          (p)  EMPLOY OR DISCHARGE: to employ or discharge any person as an employee, contractor, agent, professional adviser or auctioneer for any of the purposes of this Deed;

          (q)  DELEGATE: to delegate to any person any Power of the Receiver;

          (r)  PERFORM OR ENFORCE DOCUMENTS: to observe, perform, enforce, exercise or refrain from exercising any right, power, authority, discretion or remedy of the Issuing Trustee under, or otherwise obtain the benefit of:

               (1)  any document, agreement or right which attaches to or forms part of the Charged Property; and

               (2)  any document or agreement entered into in exercise of any
                    Power by the Receiver;

          (s)  RECEIPTS: to give effectual receipts for all moneys and other assets which may come into the hands of the Receiver;

          (t)  TAKE PROCEEDINGS: to commence, discontinue, prosecute, defend, settle or compromise in its name or the name or on behalf of the
               Issuing Trustee, any proceedings including, but not limited to, proceedings in relation to any insurance in respect of any of the
               Charged Property;

          (u)  INSOLVENCY PROCEEDINGS: in connection with any Charged Property, to make any debtor bankrupt, wind-up any company, corporation or other entity and do all things in relation to any bankruptcy or winding-up which the Receiver thinks necessary or desirable including, but not limited to, attending and voting at creditors'
               meetings and appointing proxies for those meetings;

          (v)  EXECUTE DOCUMENTS: in connection with any Charged Property, to enter into and execute any document or agreement in the name of the Receiver or the name or on behalf of the Issuing Trustee including, but not limited

--------------------------------------------------------------------------------
                                                                         PAGE 33

               to, notices, bills of exchange, cheques or promissory notes for any of the purposes of this Deed;

          (w)  VOTE: to exercise any voting rights or powers in respect of any part of the Charged Property;

          (x)  ABILITY OF ISSUING TRUSTEE: to do anything the Issuing Trustee could do in respect of the Charged Property; and

          (y)  INCIDENTAL POWER: to do anything necessary or incidental to the exercise of any Power of the Receiver.

     9.4  NATURE OF RECEIVER'S POWERS

          The Powers of the Receiver must be construed independently and no one
          Power limits the generality of any other Power. Any dealing under any
          Power of the Receiver will be on the terms and conditions the Receiver thinks fit.

     9.5  STATUS OF RECEIVER AFTER COMMENCEMENT OF WINDING-UP

          (a)  The power to appoint a Receiver under clause 9.1 may be exercised even if at the time an Event of Default occurs or if at the time a Receiver is appointed, an order has been made or a resolution has been passed for the winding-up of the Issuing Trustee or any event set out in clause 4.4(a)(1)(E) to clause 4.4(a)(1)(K) has occurred.

          (b)  If for any reason, including, but not limited to operation of law, a Receiver:

               (1)  appointed in the circumstances described in clause 9.5(a);
                    or

               (2)  appointed at any other time,

               ceases to be the agent of the Issuing Trustee upon or by virtue of, or as a result of, an order or a resolution being passed for the winding-up of the Issuing Trustee, then the Receiver
               immediately becomes the agent of the Security Trustee.

     9.6  POWERS EXERCISABLE BY THE SECURITY TRUSTEE

          (a)  Whether or not a Receiver is appointed under clause 9.1, the
               Security Trustee may, on or after the occurrence of an Event of
               Default and without giving notice to any person, exercise any
               Power of the Receiver in addition to any Power of the Security
               Trustee.

          (b)  The exercise of any Power by the Security Trustee, Receiver or
               Attorney does not cause or deem the Security Trustee, Receiver or
               Attorney:

               (1)  to be a mortgagee in possession;

               (2)  to account as mortgagee in possession; or

               (3)  to be answerable for any act or omission for which a
                    mortgagee in possession is liable.

--------------------------------------------------------------------------------
                                                                         PAGE 34

     9.7  NOTICE OF EXERCISE OF RIGHTS

          The  Security Trustee, Receiver or Attorney is not required:

          (a)  to give notice of the Charge to any debtor or creditor of the
               Issuing Trustee or to any other person;

          (b)  to enforce payment of any money payable to the Issuing Trustee including, but not limited to, any of the debts or monetary liabilities charged by this Deed; or

          (c)  to obtain the consent of the Issuing Trustee to any exercise of a
               Power.

     9.8  TERMINATION OF RECEIVERSHIP AND POSSESSION

          The Security Trustee may, at any time, terminate the appointment of a
          Receiver and may, at any time, give up possession of the Charged
          Property.

--------------------------------------------------------------------------------
10   SECURITY TRUSTEE'S POWERS

     10.1 ACT JOINTLY

          The Security Trustee or Receiver may exercise any of the powers conferred upon the Security Trustee or the Receiver in conjunction with the exercise of similar powers by any other Encumbrancee of the
          Charged Property or part thereof or by any receiver appointed by such other Encumbrancee and may enter into and give effect to such agreements and arrangements with such other Encumbrancee or receiver as the Security Trustee or Receiver thinks fit.

     10.2 APPOINTMENT OF ATTORNEY

          In consideration of the Security Trustee entering into the Secured
          Documents, the Issuing Trustee irrevocably appoints each Receiver and each of the directors, secretaries and managers for the time being of the Security Trustee severally its attorney for the purposes set out in clause 10.3.

     10.3 PURPOSES OF APPOINTMENT

          The Attorney may, in its name or in the name of the Issuing Trustee,
          Security Trustee or Receiver, at any time after the occurrence of an
          Event of Default do any of the following:

          (a)  do any thing which ought to be done by the Issuing Trustee under this Deed;

          (b)  exercise any right, power, authority, discretion or remedy of the
               Issuing Trustee under:

               (1)  this Deed;

               (2)  any other Secured Document; or

               (3)  any agreement forming part of the Charged Property;

          (c)  do any thing which in the opinion of the Security Trustee,
               Receiver or Attorney is necessary or expedient for securing or perfecting the Charge;

--------------------------------------------------------------------------------
                                                                         PAGE 35

          (d)  execute in favour of the Security Trustee any legal mortgage, transfer, assignment and any other assurance of any of the
               Charged Property;

          (e)  execute Deeds of assignment, composition or release in connection with the Charged Property;

          (f)  sell or otherwise part with the possession of any of the Charged
               Property; and

          (g)  generally, do any other thing, whether or not of the same kind as those set out in clause 10.3 (a) to (f), which in the opinion of the Security Trustee, Receiver or Attorney is necessary or expedient:

               (1)  to more satisfactorily secure to the Security Trustee the payment of the Secured Moneys; or

               (2)  in relation to any of the Charged Property.

     10.4 DELEGATION AND SUBSTITUTION

          The Attorney may, at any time, for any of the purposes in clause 10.3, appoint or remove any substitute or delegate or sub-attorney.

     10.5 SECURITY TRUSTEE MAY MAKE GOOD DEFAULT

          If the Issuing Trustee defaults in duly performing observing and fulfilling any covenant on the part of the Issuing Trustee herein contained or implied it shall be lawful for, but not obligatory upon the Security Trustee, without prejudice to any other power of the
          Security Trustee, to do all things and pay all moneys necessary or expedient in the opinion of the Security Trustee to make good or to attempt to make good such default to the satisfaction of the Security
          Trustee and all such moneys shall form part of the Secured Moneys.

--------------------------------------------------------------------------------
11   PROTECTION OF PERSONS DEALING WITH SECURITY TRUSTEE OR RECEIVER

     11.1 NO ENQUIRY

          No purchaser or other person dealing with the Security Trustee, the
          Receiver or any attorney appointed hereunder or to whom is tendered for registration an instrument executed by the Security Trustee, the
          Receiver or any attorney appointed hereunder, shall be bound to inquire as to whether any Event of Default has occurred or whether the
          Charge has become enforceable or whether any Secured Moneys are owing or payable or whether the Receiver or attorney has been properly appointed or as to the propriety or regularity of the exercise or purported exercise of any power by the Security Trustee, the Receiver or such attorney or any other matter or thing or be affected by actual or constructive notice that any lease, sale, dealing or instrument is unnecessary or improper and notwithstanding any irregularity or impropriety in any lease, sale, dealing or instrument the same shall as regards the protection and title of the lessee, purchaser or such other person be deemed to be authorised by the aforesaid powers and shall be valid and effectual accordingly.

--------------------------------------------------------------------------------
                                                                         PAGE 36

     11.2 RECEIPTS

          The receipt of the Security Trustee, the Receiver or any attorney appointed hereunder of any moneys or assets which come into the hands of the Security Trustee, the Receiver or such attorney by virtue of the powers of the Security Trustee, the Receiver or the attorney shall as to the moneys or assets paid or handed over effectually discharge the person, other than the Issuing Trustee, paying or handing over the same from being concerned to see to the application or being answerable or accountable for any loss or misapplication thereof and from any liability to inquire whether the Charge has become enforceable or whether the Secured Moneys have become payable pursuant to the provisions of this Deed or otherwise as to the propriety or regularity of the appointment of such Receiver or attorney or the propriety or regularity of the exercise of such powers by the Security
          Trustee, the Receiver or the attorney (as the case may be).

--------------------------------------------------------------------------------
12   APPLICATION OF MONEYS

     12.1 PRIORITY OF PAYMENTS

          All moneys received by the Security Trustee or by the Receiver as a result of the exercise of the powers conferred by this Deed in relation to the Charged Property pursuant to the provisions of this
          Deed shall, subject to this Deed, be applied as follows:

          (a)  Firstly: in payment of all amounts which, to the extent required by law, have priority over the payments specified in the balance of this clause 12.1;

          (b)  Secondly: in payment (pari passu and rateably) of:

               (1)  any fees and any other expenses, liabilities, losses, costs, claims, actions, proceedings, damages, demands, charges,
                    stamp and other duties and Taxes due to the Issuing Trustee, the Security Trustee or the Note Trustee;

               (2)  any fees and any other expenses, liabilities, losses, costs, claims, actions, proceedings, damages, demands, charges,
                    stamp and other duties and Taxes due to the Principal Paying
                    Agent, the Calculation Agent and the Note Registrar; and

               (3)  the Receivers remuneration;

          (c)  Thirdly: in payment of all costs, charges, expenses and disbursements incurred in or incidental to the exercise or performance or attempted exercise or performance of any Powers of the Receiver, the Security Trustee, an Attorney or the Note
               Trustee in relation to the Securitisation Fund and the Charged
               Property;

          (d)  Fourthly: subject to this clause 12.1, in payment of such other
               Expenses in relation to the Securitisation Fund or the Charged
               Property as the Receiver or the Security Trustee shall think fit to pay;

          (e)  Fifthly: in payment of other Encumbrances over the Charged
               Property of which the Security Trustee is aware having priority to the Charge

--------------------------------------------------------------------------------
                                                                         PAGE 37

               (including the Prior Interest), in the order of their priority and the Security Trustee and the Receiver shall be entitled to rely upon a certificate from the prior Encumbrancee as to the amount so secured and shall not be bound to enquire further as to the accuracy of that amount or as to whether that amount or any part thereof is validly secured by such other prior Encumbrance;

          (f)  Sixthly: in payment of (pari passu and rateably):

               (1)  all Secured Moneys owing to the Enhancement Providers;

               (2)  all Secured Moneys owing to the Class A Noteholders (as at the date of payment);

               (3)  all Secured Moneys owing to each Currency Swap Provider and
                    Interest Hedge Provider;

               (4)  all Secured Money owing to the Redraw Facility Provider;

               (5)  all Secured Money owing to the Top-up Funding Facility
                    Provider;

          (g)  Seventhly: in payment of all Secured Moneys owing to the Class B
               Noteholders (as at the date of payment);

          (h)  Eighthly: pari passu and rateably in payment or towards satisfaction of all amounts not covered above owing to any
               Secured Creditor under any Secured Document;

          (i)  Ninthly: in payment of subsequent Encumbrances over the Charged
               Property of which the Security Trustee is aware, in the order of their priority and the Security Trustee and the Receiver shall be entitled to rely upon a certificate from any subsequent
               Encumbrancee as to the amount so secured and shall not be bound to enquire further as to the accuracy of that amount or as to whether that amount or any part thereof is validly secured by the subsequent Encumbrance; and

          (j)  Tenthly: the surplus (if any) shall be paid to the Issuing
               Trustee to be distributed in accordance with the terms of the
               Master Trust Deed, but shall not carry interest as against the
               Security Trustee.

     12.2 MONEYS RECEIVED

          In applying any moneys towards satisfaction of the Secured Moneys the
          Issuing Trustee shall be credited only with so much of the said moneys available for that purpose as shall be actually received by the relevant Secured Creditor, Security Trustee or the Receiver and not
          required for whatever reason to be disgorged, such credit to date from the time of such receipt.

     12.3 SATISFACTION OF DEBTS

          Each Secured Creditor shall accept the distribution of moneys under this clause in full and final satisfaction of all Secured Moneys.

     12.4 INVESTMENT OF FUNDS

          If the amount of the moneys at any time available for payment in respect of the Secured Documents in relation to the Securitisation
          Fund under clause 12.1 shall

--------------------------------------------------------------------------------
                                                                         PAGE 38

          be less than the total amount then due in respect of the Secured
          Documents in relation to the Securitisation Fund, the Security Trustee may, at its discretion, invest such moneys upon some or one of the investments authorised under clause 12.5 with power from time to time similarly to vary such investments. Such investments with the resulting income therefrom shall be accumulated until the
          accumulations, together with any other funds for the time being under the control of the Security Trustee and available for such payment, shall amount to at least the total amount then due in respect of the
          Secured Documents in relation to the Securitisation Fund and then such accumulations and funds (after deduction of any Taxes applicable thereto) shall be applied as specified in clause 12.1.

     12.5 POWERS TO INVEST

          Any moneys received in or towards satisfaction of the Secured Moneys pending application pursuant to the provisions of this Deed, or surplus moneys which under this Deed ought to or may be invested by the Security Trustee, may be invested in the name or under the control of the Security Trustee in any Authorised Investments which may be selected by the Security Trustee and the Security Trustee may at any
          time vary or transpose any such investments for or into other such investments and shall not be responsible for any loss occasioned thereby, whether by depreciation in value or otherwise.

     12.6 LIMIT OF SECURITY TRUSTEE'S LIABILITY

          Notwithstanding anything to the contrary contained in this Deed (and subject only to clause 14) the Security Trustee shall be under no obligation to account to any Interested Person for any moneys received pursuant to the trusts of this Deed other than those received by the
          Security Trustee from the Issuing Trustee or received or recovered by the Security Trustee or the Receiver hereunder, subject always to such deductions and withholdings by the Security Trustee or the Receiver as are authorised by this Deed.

     12.7 AMOUNTS CONTINGENTLY DUE

          (a)  If at the time of a distribution of any money under clause 12.1 any part of the Secured Moneys is contingently owing to any
               Secured Creditor, the Security Trustee, Receiver or Attorney may
               retain an amount equal to the amount contingently owing or any part of it.

          (b)  If the Security Trustee, Receiver or Attorney retains any amount under clause 12.7(a) it must place that amount on short-term interest bearing deposit which is an Authorised Investment until the amount contingently owing becomes actually due and payable or otherwise ceases to be contingently owing at which time the
               Security Trustee, Receiver or Attorney must:

               (1)  pay to the Secured Creditor the amount which has become actually due to it; and

               (2)  apply the balance of the amount retained, together with any interest on the amount contingently owing, in accordance
                    with clause 12.1.

--------------------------------------------------------------------------------
                                                                         PAGE 39

     12.8 NOTICE OF A SUBSEQUENT ENCUMBRANCE

          (a)  If the Security Trustee receives actual or constructive notice of a subsequent Encumbrance, the Security Trustee:

               (1)  may open a new account in the name of the Issuing Trustee in its books; or

               (2)  is regarded as having opened a new account in the name of the Issuing Trustee in its books,

               on the date it received or was regarded as having received notice of the subsequent Encumbrance.

          (b)  From the date on which that new account is opened or regarded as opened:

               (1)  all payments made by the Issuing Trustee to the Security
                    Trustee; and

               (2)  all financial accommodation and advances by the Security
                    Trustee to the Issuing Trustee,

               are or are regarded as credited and debited, as the case may be, to the new account.

          (c)  The payments by the Issuing Trustee under clause 12.8(b) must be applied:

               (1)  first, in reduction of the debit balance, if any, in the new account; and

               (2)  second, if there is no debit balance in the new account, in reduction of the Secured Moneys which have not been debited or regarded as debited to the new account.

     12.9 PAYMENTS INTO EURO ACCOUNT

          (a)  The Issuing Trustee must direct the Euro Currency Swap Provider to pay all amounts denominated in Euro payable to the Issuing
               Trustee by the Euro Currency Swap Provider under the Euro
               Currency Swap into the Euro Account or to the Principal Paying
               Agent.

          (b)  If the Issuing Trustee receives any amount denominated in Euro from the Euro Currency Swap Provider under the Euro Currency Swap it will promptly pay that amount to the credit of the Euro
               Account or to the Principal Paying Agent.

     12.10 PAYMENTS OUT OF EURO ACCOUNT

          (a)  The Issuing Trustee must, or must require that the Paying Agents on its behalf, pay all amounts credited to the Euro Account as follows and in accordance with the Notes Supplementary Bond Terms
               Notice for the Securitisation Fund and the Note Trust Deed.

          (b)  All amounts credited to the Euro Account by the Euro Currency
               Swap Provider in relation to a payment by the Issuing Trustee under clause 12.1(f)(2), will be applied pari passu to pay all
               Secured Moneys owing to Class A2 Noteholders.

--------------------------------------------------------------------------------
                                                                         PAGE 40

     12.11 PAYMENTS INTO US$ ACCOUNT

          (a)  The Issuing Trustee must direct the US Currency Swap Provider to pay all amounts denominated in US$ payable to the Issuing Trustee by the US Currency Swap Provider under the US Currency Swap into the US$ Account or to the Principal Paying Agent.

          (b)  If the Issuing Trustee receives any amount denominated in US$
               from the US Currency Swap Provider under the US Currency Swap it will promptly pay that amount to the credit of the US$ Account or to the Principal Paying Agent.

     12.12 PAYMENTS OUT OF US$ ACCOUNT

          (a)  The Issuing Trustee must, or must require that the Paying Agents on its behalf, pay all amounts credited to the US$ Account as follows and in accordance with the Notes Supplementary Bond Terms
               Notice for the Securitisation Fund and the Note Trust Deed.

          (b)  All amounts credited to the US$ Account by the US Currency Swap
               Provider in relation to a payment by the Issuing Trustee under clause 12.1(f)(2), will be applied pari passu to pay all Secured
               Moneys owing to Class A1 Noteholders.

     12.13 EXCLUDED AMOUNTS

          The following amounts shall not be treated as assets of the Trust available for distribution under clause 12.1:

          (a)  the proceeds of cash collateral lodged by the provider of an
               Interest Hedge which are payable to that person under that
               Interest Hedge;

          (b)  the proceeds of cash collateral lodged by the provider of a
               Currency Swap which are payable to that person under that
               Currency Swap; and

          (c)  the proceeds of any other cash collateral lodged by an
               Enhancement Provider under an Enhancement which are payable to the Enhancement Provider.

          This clause 12.13 shall not apply to the extent that the relevant moneys are applied in accordance with the relevant document to satisfy any obligation owed to the Issuing Trustee by the relevant Interest
          Hedge Provider, Currency Swap Provider or Enhancement Provider.

     12.14 PROPORTIONATE SHARING

          (a)  Whenever any Secured Creditor receives or recovers any money in respect of any sum due from the Issuing Trustee under a Secured
               Document in any way (including without limitation by set-off)
               except those referred to in clause 12.13 or through distribution by the Security Trustee under this Deed (the RECEIVED MONEYS)
               after the Charge has been enforced:

               (1)  the Secured Creditor must immediately notify the Security
                    Trustee;

               (2)  the Secured Creditor must immediately pay that money to the
                    Security Trustee (unless the Security Trustee directs
                    otherwise). As

--------------------------------------------------------------------------------
                                                                         PAGE 41

                    between each Class A Noteholder, such payments (if any) are to be made pari passu and rateably;

               (3)  the Security Trustee must treat the payment as if it were a payment by the Issuing Trustee on account of all sums then payable to the Secured Creditors; and

               (4)  (A)  the payment or recovery will be taken to have been a payment for the account of the Security Trustee and not
                         to the Secured Creditor for its own account, and to
                         that extent the liability of the Issuing Trustee to the
                         Secured Creditor will not be reduced by the recovery or
                         payment, other than to the extent of any distribution
                         received by the Secured Creditor under paragraph
                         12.14(a)(3); and

                    (B)  (without limiting sub-paragraph 12.14(a)(4)(A))
                         immediately on the Secured Creditor making or becoming
                         liable to make a payment under paragraph 12.14(a)(2),
                         the Issuing Trustee shall indemnify the Secured
                         Creditor against the payment to the extent that
                         (despite sub-paragraph 12.14(a)(4)(A)) its liability
                         has been discharged by the recovery or payment.

          (b)  If a Secured Creditor receives or recovers any Received Moneys, and does not pay that amount to the Security Trustee under clause
               12.14(a), the Security Trustee may retain out of amounts which would otherwise be payable to the Secured Creditor under this
               Deed any amounts which the Security Trustee considers necessary to put all Secured Creditors in the same position as if that
               Secured Creditor had complied with, or been required to comply with, clause 12.14(a) and the Security Trustee's obligation to apply monies to such Secured Creditor shall be discharged to the extent of such retention.

     12.15 CURRENCY INDEMNITY

          The Issuing Trustee shall indemnify each Secured Creditor against any deficiency which arises whenever, for any reason (including as a result of a judgement, order or Insolvency Event):

          (a)  that Secured Creditor receives or recovers an amount in one currency (the PAYMENT CURRENCY) in respect of any amount
               denominated under a Secured Document in another currency (the DUE
               Currency); and

          (b)  the amount actually received or recovered by that Secured
               Creditor in accordance with its normal practice when it converts the Payment Currency into the Due Currency is less than the relevant amount of the Due Currency.

--------------------------------------------------------------------------------
                                                                         PAGE 42

--------------------------------------------------------------------------------
13   REMUNERATION AND INDEMNIFICATION OF SECURITY TRUSTEE

     13.1 FEE

          (a)  Upon and from the Charge becoming enforceable, the Security
               Trustee shall be entitled from the proceeds of the Charged
               Property by way of remuneration for the Security Trustee's services hereunder to a fee being the time costs of the employees of the Security Trustee during that period for the time spent by such employees relating to the enforcement of the Charge, and any matters incidental thereto, costed at the rate then usually charged by the Security Trustee for the services of such
               employees to external parties of the Security Trustee.

          (b)  The Security Trustee's fee under sub-clause (a) shall be payable in arrears for a given period on the same dates as the Issuing
               Trustee's fee under the Master Trust Deed for the Securitisation
               Fund.

     13.2 CESSATION OF FEE

          The Security Trustee shall not be entitled to remuneration pursuant to clause 13.1 in respect of any period after the Charge Release Date.

     13.3 EXPENSES

          The Issuing Trustee shall from the assets of the Fund pay or discharge all costs, charges, liabilities and expenses reasonably incurred by the Security Trustee in relation to the preparation and execution of this Deed including, but not limited to reasonable legal expenses and any stamp and other Taxes or duties paid by the Security Trustee in connection with the preparation and execution of this Deed.

     13.4 COSTS

          All costs, charges and expenses incurred and payments made by the
          Security Trustee in the lawful exercise of its Powers are payable or reimbursable by the Issuing Trustee within fourteen days following demand by the Security Trustee.

     13.5 INDEMNITY

          Subject to clause 26, the Issuing Trustee shall indemnify the Security
          Trustee and every or any Receiver, Attorney, or other person appointed under this Deed in respect of all liabilities and reasonable expenses
          (including Taxes) properly incurred by it or by any person appointed by it or to whom any duties, powers, trusts, authorities or discretions may be delegated by it in the execution or purported execution of any duties, powers, trusts, authorities or discretions vested in it hereby and against all liabilities, actions, proceedings, costs, claims and demands in respect of any matter or thing properly done or omitted in any way relating hereto. Failing due payment in accordance with the preceding provision of this clause, the Security
          Trustee may in priority to any payment to the Secured Creditors retain and pay out of any moneys in its hands upon the trusts of this Deed the amount of any such liabilities and expenses, and also any remuneration outstanding to the Security Trustee under this clause 13.

--------------------------------------------------------------------------------
                                                                         PAGE 43

     13.6 NON-DISCHARGE

          Unless otherwise specifically stated in any discharge of the trusts of this Deed the provisions of this clause 13 shall continue in full force and effect despite such discharge.

--------------------------------------------------------------------------------

14   SUPPLEMENTAL SECURITY TRUSTEE PROVISIONS

     14.1 ADDITIONAL POWERS, PROTECTIONS, ETC.

          By way of supplement to any Statute regulating the conduct of the trusts contained in this Deed and in addition to the powers and rights which may from time to time be vested in the Security Trustee by the general law it is expressly declared as follows:

          (a)  (ACT ON PROFESSIONAL ADVICE): The Security Trustee may act on the
               opinion or advice of, or information obtained from, any lawyer, valuer, banker, broker, accountant or other expert appointed by the Security Trustee and shall not be responsible to any
               Interested Person for any loss occasioned by so acting so long as the Security Trustee has exercised good faith in respect of the appointment. Any such opinion, advice or information may be sent or obtained by letter or facsimile transmission and the Security
               Trustee shall not be liable to any Interested Person for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even though it shall contain some error which is not a manifest error or shall not be authentic.

          (b)  (NO ENQUIRY): The Security Trustee shall not be bound to give notice to any person of the execution hereof or to take any steps to ascertain whether any Event of Default has happened and, until it shall have actual knowledge or shall have express notice to the contrary, the Security Trustee shall be entitled to assume that no such Event of Default has happened and that the Issuing
               Trustee is performing all its obligations under this Deed and under the Secured Documents, and that all other persons are performing all of the obligations imposed on them under the
               Transaction Documents.

          (c)  (ACTS PURSUANT TO RESOLUTIONS): The Security Trustee shall not be responsible for having acted in good faith upon any resolution purporting to have been passed at any meeting of the Secured
               Creditors in respect whereof minutes have been made and signed even though it may subsequently be found that there was some defect in the constitution of such meeting or the passing of such resolution or that for any reason such resolution was not valid or binding upon the Secured Creditors.

          (d)  (DIRECTORS' CERTIFICATES): The Security Trustee may call for and may accept as sufficient evidence of any fact or matter or of the expediency of any dealing, transaction, step or thing a
               certificate signed by any two directors or duly authorised officers of the Issuing Trustee or the Manager as to any fact or matter upon which the Security Trustee may, in the exercise of any of its duties, powers, authorities and discretions hereunder, require to be satisfied or to have information to the effect that in the

--------------------------------------------------------------------------------
                                                                         PAGE 44

               opinion of the person or persons so certifying any particular dealing, transaction, step or thing is expedient and the Security
               Trustee shall not be bound to call for further evidence and shall not be responsible for any loss that may be occasioned by acting on any such certificate.

          (e)  (CUSTODY OF DOCUMENTS): The Security Trustee may hold or deposit this Deed and any deed or documents relating hereto or to the
               Secured Documents with any banker or banking company or entity whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers believed by it to be of good repute and the Security Trustee shall not be
               responsible for any loss incurred in connection with any such holding or deposit and may pay all sums to be paid on account of or in respect of any such deposit.

          (f)  (DISCRETION): The Security Trustee shall, as regards all the powers, trusts, authorities and discretions vested in it hereby, have absolute and uncontrolled discretion as to the exercise thereof and shall, subject to clause 14.4, be in no way
               responsible to any Interested Person or any other person for any loss, costs, damages, expenses or inconvenience which may result from the exercise or non-exercise thereof.

          (g)  (EMPLOY AGENTS): Wherever it considers it expedient in the interests of the Secured Creditors, the Security Trustee may,
               instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting any business and to do or concur in doing all acts required to be done by the Security Trustee (including the receipt and payment of money under this Deed). Any such agent being a lawyer, banker, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or any partner of his or by his firm in connection with the trusts hereof and also his reasonable charges in addition to
               disbursements for all other work and business done and all time spent by him or his partners or firm on matters arising in connection herewith including matters which might or should have been attended to in person by a trustee not being a lawyer, banker, broker or other professional person.

          (h)  (DELEGATION): The Security Trustee may whenever it thinks it expedient in the interests of Secured Creditors, delegate to any person or fluctuating body of persons selected by it (including, without limitation, a Related Body Corporate) all or any of the duties, powers, trusts, authorities and discretions vested in the
               Security Trustee by this Deed. Any such delegation may be by power of attorney or in such other manner as the Security Trustee may think fit and may be made upon such terms and conditions
               (including power to sub-delegate) as the Security Trustee may think fit. Except for its own fraud, negligence or wilful
               default, the Security Trustee is not liable for any loss incurred as a result of any fraud, neglect, default or breach of duty by any of its attorneys, agents or delegates where the appointment was made in good faith, except where such attorney, agent or delegate is a Related Body Corporate of the Security Trustee.

--------------------------------------------------------------------------------
                                                                         PAGE 45

          (i)  (DISCLOSURE): Subject to this Deed, the Security Trustee may disclose to any Secured Creditor any confidential, financial or other information made available to the Security Trustee by the
               Issuing Trustee, the Manager, any other Interested Person or any other person in connection with this Deed.

          (j)  (DETERMINATION): The Security Trustee, as between itself and the
               Secured Creditors, shall have full power to determine all
               questions and doubts arising in relation to any of the provisions of this Deed and every such determination, whether made upon such a question actually raised or implied in the acts or proceedings of the Security Trustee, shall be conclusive and shall bind the
               Security Trustee and the Secured Creditors.

     14.2 SECURITY TRUSTEE NOT PRECLUDED FROM ENTERING INTO CONTRACTS

          The Security Trustee, any Related Body Corporate of the Security
          Trustee and any director or officer of the Security Trustee or of any
          Related Body Corporate of the Security Trustee shall not be precluded from subscribing for some or all of the Notes with or without a commission or other remuneration or from purchasing or otherwise acquiring, holding, dealing in or disposing of Notes, at any time from contracting or entering into any financial or other transactions with the Issuing Trustee, the Manager or any Related Body Corporate thereof or from being interested in any contract or transaction or from accepting and holding the office of trustee for the holders of any securities or interests of the Issuing Trustee, the Manager or any
          Related Body Corporate thereof and shall not be liable to account to any Interested Person for any profit made by it or him thereby or in connection therewith, provided that the Security Trustee, any Related
          Body Corporate of the Security Trustee and any director or officer of the Security Trustee or any Related Body Corporate of the Security
          Trustee shall, in connection with the above mentioned, act in utmost good faith in relation to the Interested Person.

     14.3 DUTIES OF THE SECURITY TRUSTEE

          The Security Trustee has no duties or responsibilities in its capacity as trustee other than those expressly set out in this Deed.

     14.4 SECURITY TRUSTEE LIABLE FOR NEGLIGENCE ETC.

          Subject to clause 14.5, nothing in this Deed shall, in any case where the Security Trustee has failed to comply with the terms of this Deed, or to show the degree of skill, care and diligence required of it as
          Security Trustee (having regard to the provisions of this Deed conferring on the Security Trustee any duties, powers, trusts, authorities or discretions) relieve or indemnify the Security Trustee from or against any liability which would otherwise attach to it in respect of any fraud, negligence or wilful default.

     14.5 RELIANCE ON EXPERTS

          The Security Trustee may act upon the opinion or statement or certificate or advice of or information obtained from any barrister, solicitor, banker, accountant, broker, valuer or other person believed by it in good faith to be expert or properly informed in relation to the matters upon which they are consulted and the Security Trustee shall not be liable for anything done or suffered by it in good faith in

--------------------------------------------------------------------------------
                                                                         PAGE 46

          reliance upon such opinion, statement, certificate, advice or information so long as the Security Trustee has exercised good faith in respect of the appointment.

     14.6 INFORMATION

          The Issuing Trustee and the Manager authorises:

          (a)  the Security Trustee to provide any Secured Creditor; and

          (b)  the Note Trustee and any Paying Agent to provide any Class A
               Noteholder,

          with any information concerning the Securitisation Fund and Notes which may come into the possession of the Security Trustee or the Note
          Trustee (as the case may be). Save for the information which is required by any Transaction Document to be provided by it to the respective persons referred to in paragraph 14.6(a) or 14.6(b) (as the case may be), none of the Security Trustee, Note Trustee or Paying
          Agent need otherwise provide any other person with such information.

--------------------------------------------------------------------------------
15   RETIREMENT AND REMOVAL OF SECURITY TRUSTEE

     15.1 RETIREMENT

          The Security Trustee may retire at any time upon giving not less than three months' notice (or such shorter period as the Manager may agree)
          in writing to the Issuing Trustee, the Note Trustee, each Designated
          Rating Agency and the Manager without assigning any reason. The retiring Security Trustee will be responsible for any costs incurred as a result of a voluntary retirement.

     15.2 REMOVAL

          The Security Trustee may be removed:

          (a)  by the Manager after prior notice to each Designated Rating
               Agency if any of the following occurs in relation to the Security
               Trustee in its personal capacity:

               (1)  the commencement of the winding up of the Security Trustee;

               (2)  the appointment of a receiver or administrator or analogous person in respect of the whole or part of the undertaking of the Security Trustee;

               (3)  the cessation by the Security Trustee of its business;

               (4)  a compromise or arrangement by the Security Trustee with its creditors;

               (5)  failure of the Security Trustee to remedy within fourteen days after written notice by the Manager any material breach of duty on the part of the Security Trustee; or

               (6)  if without the prior written consent of the Manager there occurs:

                    (A)  a change in fifty-one per cent (or such other
                         percentage the Manager may in its absolute discretion
                         determine shall constitute a change in the effective
                         control of the Security

--------------------------------------------------------------------------------
                                                                         PAGE 47

                         Trustee) of the shareholding of the Security Trustee
                         existing at the date of this Deed (whether occurring at
                         one time or through a series or succession of transfers
                         or issues of shares);

                    (B)  a change in the effective management of the Security
                         Trustee as existing at the date of this Deed such that
                         the Security Trustee is no longer able to fulfil its
                         duties and obligations in relation to the Charged
                         Property; or

                    (C)  the establishment by any means of any trust under which any third party becomes a beneficial owner of any of
                         the Security Trustee's rights under this Deed,

                    and the determination of the Manager (acting bona fide and reasonably) that any of these matters has occurred shall be conclusive; and

               (b)  at any time by an Extraordinary Resolution of the Voting
                    Secured Creditors.

     15.3 APPOINTMENT

          The power of appointing a new Security Trustee shall be vested in the
          Manager but no person shall be so appointed who shall not have previously been approved by an Extraordinary Resolution of the Voting
          Secured Creditors. Any appointment of a new Security Trustee shall as soon as practicable thereafter be notified by the Manager to the
          Secured Creditors.

     15.4 RETIREMENT OR REMOVAL EFFECTIVE

          (a)  Subject to clause 15.4(b)), the retirement or removal of the
               Security Trustee shall not become effective until a new Security
               Trustee is appointed and the Manager has received confirmation by the Designated Rating Agencies that such appointment will not cause a downgrading, qualification or withdrawal of the then current ratings of the Notes.

          (b)  If the Security Trustee gives notice pursuant to clause 15.1 and no new Security Trustee have been appointed by the Manager prior to the expiry of this notice, the retirement of the Security
               Trustee shall become effective upon expiry of the notice given under clause 15.1 and the Manager shall act as an interim
               Security Trustee until the new Security Trustee has been
               appointed and the Manager has received confirmation by the
               Designated Rating Agencies that such appointment will not cause a downgrading, qualification or withdrawal of the then current ratings of the Notes.

     15.5 VESTING OF PROPERTY IN SECURITY TRUSTEE

          The new Security Trustee shall forthwith upon appointment execute a deed in such form as the Manager may reasonably require whereby such new Security Trustee undertakes to the Secured Creditors jointly and severally to be bound by all the covenants and obligations on the part of the outgoing Security Trustee under this Deed from the date of such appointment and from such date the outgoing Security Trustee will be absolved and released from all such covenants

--------------------------------------------------------------------------------
                                                                         PAGE 48

          and obligations under this Deed in respect thereof (save in respect of any antecedent fraud, negligence or wilful default) and the new
          Security Trustee will and may thereafter exercise all the powers and enjoy all the rights and will be subject to all the duties and obligations of the Security Trustee under this Deed in respect thereof as fully as though the new Security Trustee had been originally named as a party to this Deed.

     15.6 RETENTION OF LIEN

          Notwithstanding any release of the outgoing Security Trustee under this clause, the outgoing Security Trustee shall remain entitled to the benefit of the indemnities granted by this Deed to the outgoing
          Security Trustee in respect of any liability, cost or other obligation incurred by it whilst acting as Security Trustee, as if it were still the Security Trustee under this Deed.

--------------------------------------------------------------------------------
16   MEETINGS OF SECURED CREDITORS

     16.1 MEETINGS REGULATED BY THE SCHEDULE

          The provisions of the Schedule shall apply to all meetings of Secured
          Creditors and to the passing of resolutions thereat.

     16.2 LIMITATION ON SECURITY TRUSTEE'S POWERS

          Save as provided for in this Deed, the Security Trustee shall not assent or give effect to any matter which a meeting of Secured
          Creditors is empowered by Extraordinary Resolution to do, unless the
          Security Trustee has previously been authorised to do so by an
          Extraordinary Resolution of Voting Secured Creditors.

     16.3 SECURITY TRUSTEE RIGHTS

          (a)  Despite any other provision of this Deed, for so long as the
               Noteholder Secured Creditors are the only Voting Secured
               Creditors they may direct the Security Trustee to do any act or thing which the Security Trustee is required to do, or may only do, at the direction of an Extraordinary Resolution of Voting
               Secured Creditors including those acts or things referred to in clause 12 of Schedule 1 and the Security Trustee shall, subject to this Deed, comply with such direction of the Noteholder
               Secured Creditors.

          (b)  Neither the Security Trustee nor the Manager may call a meeting of Voting Secured Creditors while the Noteholder Secured
               Creditors are the only Voting Secured Creditors, unless the
               Noteholder Secured Creditors otherwise consent.

          (c)  Despite any other provision of this Deed, at any time while an
               Event of Default subsists:

               (1)  if the Noteholder Secured Creditors are not the only Voting
                    Secured Creditors; and

               (2)  if Noteholder Secured Creditors direct the Security Trustee to enforce the Charge (whether in the case of the Note
                    Trustee

--------------------------------------------------------------------------------
                                                                         PAGE 49

                    directed to do so by the Class A Noteholders or as it
                    determines on behalf of the Class A Noteholders),

               the Security Trustee shall enforce the Charge under clause 7.2 as if directed to do so by an Extraordinary Resolution of Voting
               Secured Creditors and clause 16.3(a) shall apply as if the
               Noteholder Secured Creditors were the only Voting Secured
               Creditors.

          (d)  The Security Trustee shall not be liable to any Secured Creditor for acting, or not acting, on the directions of the Noteholder
               Secured Creditors except where in so doing the Security Trustee engages in any fraud, negligence or wilful default.

          (e)  Any reference to the Noteholder Secured Creditors where:

               (1)  they are the only Voting Secured Creditors; or

               (2)  where the consent of the Noteholder Secured Creditors is required under this Deed in relation to a discretion or act of the Security Trustee,

               means so many of the Noteholder Secured Creditors who represent more than 50% of the aggregate of the Invested Amount of the
               Class A Notes and the Class B Notes each calculated and expressed in the A$ Equivalent.

--------------------------------------------------------------------------------
17   CONTINUING SECURITY AND RELEASES

     17.1 LIABILITY PRESERVED

          Notwithstanding any payout figure quoted or other form of account stated by the Security Trustee and notwithstanding the rule in
          Groongal Pastoral Company Limited (In Liquidation) v. Falkiner (1924)
          35 CLR 157, no grant of full or partial satisfaction of or discharge from this Deed by the Security Trustee shall release the Issuing
          Trustee hereunder until all the Secured Moneys have in fact been received by the Security Trustee and are not liable for whatever reason to be disgorged notwithstanding that such quotation or statement of account may have arisen from the mistake, negligence, error of law or error of fact of the Security Trustee its servants or agents.

     17.2 ISSUING TRUSTEE'S LIABILITY NOT AFFECTED

          This Deed and the liability of the Issuing Trustee hereunder shall not be affected or discharged by any of the following:

          (a)  (INDULGENCE): the granting to the Issuing Trustee or to any other person of any time or other indulgence or consideration;

          (b)  (DELAY IN RECOVERY): the Security Trustee failing or neglecting to recover by the realisation of any other security or otherwise any of the Secured Moneys;

          (c)  (LACHES): any other laches, acquiescence, delay, act, omission or mistake on the part of the Security Trustee or any other person;
               or

--------------------------------------------------------------------------------
                                                                         PAGE 50

          (d)  (RELEASE): the release, discharge, abandonment or transfer whether wholly or partially and with or without consideration of any other security judgment or negotiable instrument held from time to time or recovered by the Security Trustee from or against the Issuing Trustee or any other person.

     17.3 WAIVER BY ISSUING TRUSTEE

          The Issuing Trustee hereby waives in favour of the Security Trustee:

          (a)  all rights whatsoever against the Security Trustee and any other person estate or assets so far as necessary to give effect to anything in this Deed;

          (b)  promptness and diligence on the part of the Security Trustee and any other requirement that the Security Trustee take any action or exhaust any right against any other person before enforcing this Deed; and

          (c)  all rights inconsistent with the provisions of this Deed including any rights as to contribution or subrogation which the
               Issuing Trustee might otherwise be entitled to claim or enforce.

     17.4 NO NOTICE OR ENFORCEMENT

          It shall not be incumbent on the Security Trustee to give any notice of the Charge to any debtors of the Issuing Trustee or to any purchaser or any other person whomsoever or, subject to this Deed, to enforce payment of any moneys payable to the Issuing Trustee or to realise any of the Charged Property or to take any steps or proceedings for that purpose unless the Security Trustee thinks fit to do so.

     17.5 NO LIABILITY FOR LOSS

          The Security Trustee shall not nor shall any Receiver be liable or otherwise accountable for any omission delay or mistake or any loss or irregularity in or about the exercise, attempted exercise non-exercise or purported exercise of any of the powers of the Security Trustee or of the Receiver except for actual fraud, negligence or wilful default.

     17.6 NO LIABILITY TO ACCOUNT

          Neither the Security Trustee nor any Receiver shall by reason of the
          Security Trustee or the Receiver entering into possession of the
          Charged Property or any part thereof be liable to account as mortgagee or chargee in possession or for anything except actual receipts or be liable for any loss upon realisation or for any default, omission, delay or mistake for which a mortgagee or chargee in possession might be liable.

     17.7 INDEMNITY REGARDING EXERCISE OF POWERS

          Without prejudice to the right of indemnity given to trustees by law, each of the Security Trustee and the Receiver shall be entitled to be indemnified out of the Charged Property in respect of all costs expenses liabilities and losses incurred by it in the execution or purported execution of the provisions hereof or of any of the powers vested in it pursuant to this Deed, including liabilities and expenses consequent upon any mistake, oversight, error of judgment or want of prudence on

--------------------------------------------------------------------------------
                                                                         PAGE 51

          the part of the Security Trustee or the Receiver and against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to the Charged
          Property unless any of the foregoing is due to actual fraud, negligence or wilful default of the Security Trustee and the Security
          Trustee may obtain and pay out of any moneys in its possession arising from the trusts or powers of this Deed all sums necessary to effect such indemnity.

     17.8 NO CONFLICT

          The Security Trustee and any Receiver may exercise any power under this Deed notwithstanding that the exercise of that power involves a conflict between any duty owed to the Issuing Trustee by the Security
          Trustee or such Receiver and:

          (a)  any duty owed by the Security Trustee or Receiver to any other person; or

          (b)  the interests of the Security Trustee or Receiver.

     17.9 CONTRACT INVOLVING CONFLICT OF DUTY

          Any contract which involves any such conflict of duty or interest shall not be void or voidable by virtue of any such conflict of duty or interest nor shall the Security Trustee or Receiver be liable to account to the Issuing Trustee or any other person for any moneys because of any such conflict of interest or duty.

     17.10 BENEFIT FOR RECEIVER ETC.

          The Security Trustee shall be deemed to have accepted the benefit of this clause 17 as agent for the Receiver and any attorney, agent or other person appointed hereunder or by the Security Trustee who are not parties to this Deed and the Security Trustee shall hold the benefit of such provisions on trust for the benefit of those grantees.

--------------------------------------------------------------------------------
18   ASSURANCE

     18.1 FURTHER ASSURANCE

          The Issuing Trustee shall procure that all persons having or claiming any estate or interest in the Charged Property or any part thereof shall from time to time and at all times hereafter upon the request of the Security Trustee and at the cost of the Issuing Trustee, make do and execute or cause to be made done and executed all such acts deeds and assurances whatsoever for more satisfactorily securing to the
          Security Trustee the payment of the Secured Moneys or for assuring or more satisfactorily assuring the Charged Property to the Security
          Trustee or as the Security Trustee may direct and in particular shall, whenever requested by the Security Trustee so to do, execute in favour of the Security Trustee such legal mortgages transfers assignments or other assurances of all or any part of the Charged Property in such form and containing such powers and provisions as the Security Trustee shall require.

--------------------------------------------------------------------------------
                                                                         PAGE 52

     18.2 POSTPONEMENT OR WAIVER OF ENCUMBRANCES

          The Manager and the Issuing Trustee shall if required by the Security
          Trustee forthwith cause:

          (a)  any Encumbrance (other than the Prior Interest) which has arisen or which arises from time to time by operation of law over the
               Charged Property in favour of any person including the Issuing
               Trustee to be at the Security Trustee's option postponed in all respects after and subject to this Deed or to be otherwise discharged released or terminated; and

          (b)  any borrowing or other obligation secured by any such Encumbrance at the Security Trustee's option to be waived released paid or performed.

--------------------------------------------------------------------------------
19   PAYMENTS

     19.1 MONEYS REPAYABLE AS AGREED OR ON DEMAND

          In the absence of any agreement to the contrary, the Secured Moneys shall following the occurrence of an Event of Default be payable by the Issuing Trustee to the Security Trustee in Dollars immediately upon demand by the Security Trustee.

     19.2 NO SET-OFF OR DEDUCTION

          All payments by the Issuing Trustee of any moneys forming part of the
          Secured Moneys shall be free of any set-off or counterclaim and without deduction or withholding for any present or future Taxes unless the Issuing Trustee is compelled by law to deduct or withhold the same.

--------------------------------------------------------------------------------
20   DISCHARGE OF THE CHARGE

     20.1 RELEASE

          Upon the Manager providing a certificate to the Security Trustee stating that all Secured Moneys have been paid in full and that all the obligations have been performed, observed and fulfilled, including that all costs, charges, moneys and expenses incurred by or payable to or at the direction of the Security Trustee, the Receiver or any attorney appointed hereunder in respect of the Securitisation Fund have been paid (upon which certificate, the Security Trustee may rely conclusively) and upon adequate provision having been made to the reasonable satisfaction of the Security Trustee of all costs, charges, moneys and expenses reasonably likely thereafter to be incurred by or payable to or at the direction of the Security Trustee, the Receiver or any attorney appointed hereunder in respect of the Securitisation
          Fund, then the Security Trustee shall, subject to clause 20.2, at the request of the Manager or the Issuing Trustee, and at the cost of the
          Issuing Trustee, release the Charged Property from the Charge and this
          Deed.

--------------------------------------------------------------------------------
                                                                         PAGE 53

     20.2 CONTINGENT LIABILITIES

          The Security Trustee shall be under no obligation to grant a release of the Charge or this Deed in respect of the Securitisation Fund unless at the time such release is sought:

          (a)  none of the Secured Moneys in respect of the Securitisation Fund are contingently or prospectively owing except where there is no reasonable likelihood of the contingent or prospective event occurring; and

          (b)  the Security Trustee has no contingent or prospective liabilities in respect of the Securitisation Fund whether or not there is any reasonable likelihood of such liabilities becoming actual
               liabilities in respect of any bills, notes, drafts, cheques, guarantees, letters of credit or other instruments or documents issued, drawn, endorsed or accepted by the Security Trustee for the account or at the request of the Issuing Trustee for the
               Securitisation Fund.

     20.3 CHARGE REINSTATED

          If any claim is made by any person that any moneys applied in payment or satisfaction of the Secured Moneys must be repaid or refunded under any law (including, without limit, any law relating to preferences, bankruptcy, insolvency or the winding up of bodies corporate) and the
          Charge has already been discharged, the Issuing Trustee shall, at the
          Issuing Trustee's expense, promptly do, execute and deliver, and cause any relevant person to do, execute and deliver, all such acts and instruments as the Security Trustee may require to reinstate this
          Charge and this clause shall survive the discharge of the Charge unless the Security Trustee agrees otherwise in writing.

--------------------------------------------------------------------------------
21   AMENDMENT

     21.1 AMENDMENT BY SECURITY TRUSTEE

          The Security Trustee, the Note Trustee and the Issuing Trustee may,
          following the giving of at least 5 Banking Days' notice to each
          Designated Rating Agency, and with the written approval of the Manager and subject to clause 16.3, (and, if the proposed alteration, addition or modification is or is likely to be prejudicial to their interests)
          the Noteholder Secured Creditors by way of supplemental deed alter, add to or modify this Deed (including this clause 21) so long as such alteration, addition or modification is:

          (a)  to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

          (b)  in the opinion of the Security Trustee necessary to comply with the provisions of any Statute or regulation or with the
               requirements of any Governmental Authority;

          (c)  in the opinion of the Security Trustee appropriate or expedient as a consequence of an amendment to any Statute or regulation or altered requirements of any Government Agency (including, without limitation, an alteration, addition or modification which is in the opinion of the Security

--------------------------------------------------------------------------------
                                                                         PAGE 54

               Trustee appropriate or expedient as a consequence of the
               enactment of a Statute or regulation or an amendment to any
               Statute or regulation or ruling by the Commissioner or Deputy
               Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Securitisation Fund);

          (d)  in the opinion of the Security Trustee neither prejudicial nor likely to be prejudicial to the interests of the Secured
               Creditors as a whole or any class of Secured Creditors; or

          (e)  such that it does not adversely affect the rating of the Notes by each Designated Rating Agency in respect of the Securitisation
               Fund and the Notes.

     21.2 AMENDMENT WITH CONSENT

          Where in the opinion of the Security Trustee a proposed alteration, addition or modification to this Deed, save and except an alteration, addition or modification referred to in clause 21.1, is prejudicial or likely to be prejudicial to the interests of Secured Creditors as a whole or any class of Secured Creditors, the Security Trustee and the
          Trustee may make such alteration, addition or modification if sanctioned by an Extraordinary Resolution of the Voting Secured
          Creditors or relevant class of Secured Creditors (as the case requires).

     21.3 DISTRIBUTION OF AMENDMENTS

          The Manager shall distribute to all Secured Creditors and each
          Designated Rating Agency a copy of any amendment made pursuant to clause 21.1 or 21.2 as soon as reasonably practicable after the amendment has been made.

--------------------------------------------------------------------------------
22   EXPENSES, STAMP DUTIES AND REGISTRATION

     22.1 EXPENSES

          The Issuing Trustee shall on demand reimburse the Security Trustee and the Note Trustee for and keep the Security Trustee and the Note
          Trustee indemnified against all expenses including legal costs and disbursements (on a solicitor/own client basis) incurred by the
          Security Trustee and the Note Trustee in connection with:

          (a)  the preparation and execution of this Deed and any subsequent consent, agreement, approval or waiver hereunder or amendment hereto;

          (b)  the exercise, enforcement, preservation or attempted exercise enforcement or preservation of any rights under this Deed
               including without limitation any expenses incurred in the
               evaluation of any matter of material concern to the Security
               Trustee; and

          (c)  any enquiry by a Government Agency concerning the Issuing Trustee or the Charged Property or a transaction or activity the subject of the Secured Documents.

--------------------------------------------------------------------------------
                                                                         PAGE 55

     22.2 STAMP DUTIES

          (a)  Except to the extent contemplated by clause 3.4 of the Note Trust
               Deed, the Issuing Trustee shall pay (and reimburse each Secured
               Creditor for any such amounts paid by it) all stamp, loan, transaction, registration and similar Taxes including fines and penalties, financial institutions duty and federal debits tax which may be payable to or required to be paid by any appropriate authority or determined to be payable in connection with the execution, delivery, performance or enforcement of this Deed or any payment, receipt or other transaction contemplated herein.

          (b)  The Issuing Trustee shall indemnify the Security Trustee and the
               Note Trustee against any loss or liability incurred or suffered by it as a result of the delay or failure by the Issuing Trustee to pay such Taxes.

     22.3 REGISTRATION

          The Issuing Trustee shall at its own expense ensure that this Deed is registered to the extent and within such time limits as may be prescribed by law so as to ensure the full efficacy of this Deed as a security to the Security Trustee in all jurisdictions in which any part of the Charged Property may now or at any time during the continuance of this Deed be located, in which the Issuing Trustee may carry on any business or in which the Issuing Trustee is or may become resident or registered.

     22.4 GOODS AND SERVICES TAX IN RELATION TO THE SECURITY TRUSTEE

          (a)  The fees payable to the Security Trustee referred to in clause
               13.1 are exclusive of GST.

          (b)  In relation to any supply by the Security Trustee under this deed, the fee payable will be adjusted:

               (1)  by the net increase or decrease in the costs to the Security
                    Trustee of making the supply arising from the New Tax System
                    Changes (including any GST payable on the supply); and

               (2)  to take into account any changes in the rate of GST payable pursuant to the A New Tax System (Goods and Services Tax
                    Imposition - General) Act 1999.

               The Security Trustee may not exercise its rights under this clause 22.4(b) unless it has received a confirmation from each
               Designated Rating Agency (if any) confirming the rating given by it in respect of the Notes. Such confirmation may be given prior to the issue of the Notes but no subsequent adjustment may be made until a further confirmation has been obtained.

          (c)  If the Security Trustee is entitled under this deed to be reimbursed or indemnified by any other party for a liability, loss cost or expense incurred in connection with this deed, the reimbursement or indemnity payment must not include any GST component of the cost or expense for which an input tax credit may be properly claimed by the party entitled to be reimbursed or indemnified, or by its representative member.

--------------------------------------------------------------------------------
                                                                         PAGE 56

          (d)  For the purposes of this clause New Tax System Changes means:

               (1)  the amendment of the Sales Tax (Exemption and
                    Classifications) Act 1992 made by the A New Tax System
                    (Goods and Services Tax Transition) Act 1999;

               (2)  the ending of sales tax, as provided for in the A New Tax
                    System (End of Sales Tax) Act 1999;

               (3)  the imposition of the GST; and

               (4)  any other changes (including changes to Commonwealth, State or Territory laws) prescribed by the Trade Practices
                    Regulations for the purposes of the definition of New Tax
                    System Changes in Trade Practices Act 1974.

     22.5 INDEMNITY

          Subject to this Deed and without prejudice to any right of indemnity given by law, the Security Trustee, the Manager, the Note Trustee, the
          Receiver or attorney or other person appointed under this Deed
          (including, without limitation, any person appointed by the Security
          Trustee, the Manager, the Note Trustee or the Receiver or any person to whom any duties, powers, trusts, authorities or discretions may be delegated by the Security Trustee, the Manager, the Note Trustee or
          the Receiver) ('APPOINTEE') will be indemnified by the Issuing Trustee against all loss, liabilities and expenses reasonably and properly incurred by the Security Trustee, the Manager, the Note Trustee, the
          Receiver, attorney or appointee (as the case may be) in the execution or purported execution of any duties, powers, trusts, authorities or discretions vested in such persons pursuant to this Deed, including, without limitation, all liabilities and expenses consequent upon any mistake or oversight, error of judgment or want of prudence on the part of such persons and against all actions, proceedings, costs, claims and demands in respect of any matter or thing properly done or omitted in any way relating to this Deed, unless any of the foregoing is due to actual fraud, negligence or wilful default on the part of the Security Trustee, the Manager, the Note Trustee, the Receiver,
          attorney or appointee (as the case may be). The Security Trustee may in priority to any payment to the Secured Creditors retain and pay out of any moneys in its hands upon the trusts of this Deed all sums necessary to effect such indemnity including, without limitation, the amount of any such liabilities and expenses, and also any remuneration outstanding to the Security Trustee under clause 13.1.

--------------------------------------------------------------------------------
23   GOVERNING LAW AND JURISDICTION

     23.1 GOVERNING LAW

          This Deed shall be governed by and construed in accordance with the laws of the State of New South Wales.

     23.2 JURISDICTION

          (a)  The Issuing Trustee, the Security Trustee, the Manager and the
               Secured Creditors each irrevocably submits to and accepts
               generally and

--------------------------------------------------------------------------------
                                                                         PAGE 57

               unconditionally the non-exclusive jurisdiction of the Courts and appellate Courts of the State of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Deed.

          (b)  The Issuing Trustee, the Security Trustee, the Manager and the
               Secured Creditors each irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings and any claim it may now or in the future have that any such action or proceedings have been brought in an
               inconvenient forum.

--------------------------------------------------------------------------------
24   NOTICES

     24.1 SERVICE OF NOTICES

          Every notice or other communication of any nature whatsoever required to be served given or made under or arising from this Deed:

          (a)  shall be in writing in order to be valid;

          (b)  shall be deemed to have been duly served, given or made to a person if it is:

               (1)  in the case of a party to this Deed:

                    (A)  delivered to the address of that party;

                    (B)  posted by prepaid post to such address; or

                    (C)  sent by facsimile to the facsimile number of that
                         party; or

               (2)  in the case of a Bondholder: delivered or posted by pre-paid mail to the address of such Bondholder then appearing on the
                    Register;

          (c)  shall be sufficient if executed by the party giving serving or making the same or on its behalf by any attorney, director, secretary other duly authorised officer or solicitor of such party; and

          (d)  shall be deemed to be given, served or made:

               (1)  (in the case of prepaid registered post within Australia)
                    within 3 Banking Days of posting;

               (2)  (in the case of prepaid international registered post)
                    within 7 Banking Days of posting;

               (3)  (in the case of facsimile) on receipt of a transmission report confirming successful receipt at the conclusion of
                    the transmission; and

               (4)  (in the case of delivery by hand) on delivery.

     24.2 ADDRESSES

          The address and facsimile number of each of the Security Trustee, the
          Note Trustee, the Issuing Trustee and the Manager for the purposes of clause 24.1 shall

--------------------------------------------------------------------------------
                                                                         PAGE 58

          be as follows until the party concerned notifies in writing all other parties hereto of any variation thereto:

          ISSUING TRUSTEE

               Address:       Perpetual Trustees Australia Limited
                              Level 7, 9 Castlereagh Street
                              Sydney NSW 2000

               Facsimile No:  (02) 9221 7870

               Attention:     Head of  Securitisation/Manager - Securitisation

          MANAGER

               Address:       ME Portfolio Management Limited
                              Level 23, 360 Collins Street,
                              Melbourne, VIC, 3000

               Facsimile No:  (03) 9605 6200

               Attention:     Manager - Capital Markets

          SECURITY TRUSTEE

               Address:       Perpetual Trustee Company Limited
                              Level 7, 9 Castlereagh Street,
                              Sydney, NSW 2000

               Facsimile No:  (02) 9221 7870

               Attention:     Head of Securitisation/Manager - Securitisation

          NOTE TRUSTEE

               Address:       The Bank of New York
                              101 Barclay Street,
                              Floor 21 West, New York, NY
                              United States of America

               Facsimile No:  (0011) 1 212 815 5915

               Attention:     Global Structured Finance

--------------------------------------------------------------------------------
25   MISCELLANEOUS

     25.1 ASSIGNMENTS

          Subject to clause 15, neither the Issuing Trustee nor the Security
          Trustee shall assign any of its rights or obligations hereunder without the prior written consent of the Manager, the Note Trustee and each Designated Rating Agency.

     25.2 CERTIFICATE OF SECURITY TRUSTEE

          A certificate in writing signed by an officer of the Security Trustee certifying the amount payable by the Issuing Trustee to the Security
          Trustee or to the Secured Creditors or stating any other act, matter or thing relating to this Deed shall be conclusive and binding on the
          Issuing Trustee in the absence of manifest error on the face of the certificate.

--------------------------------------------------------------------------------
                                                                         PAGE 59

     25.3 CONTINUING OBLIGATION

          This Deed shall be a continuing obligation notwithstanding any settlement of account intervening payment express or implied revocation or any other matter or thing whatsoever until a final discharge thereof has been given to the Issuing Trustee.

     25.4 SETTLEMENT CONDITIONAL

          Any settlement or discharge between the Issuing Trustee and the
          Security Trustee shall be conditional upon any security or payment given or made to the Security Trustee by the Issuing Trustee or any other person in relation to the Secured Documents or the Secured
          Moneys not being avoided repaid or reduced by virtue of any provision or enactment relating to bankruptcy insolvency or liquidation for the time being in force and, in the event of any such security or payment being so avoided repaid or reduced the Security Trustee shall be entitled to recover the value or amount of such security or payment avoided, repaid or reduced from the Issuing Trustee subsequently as if such settlement or discharge had not occurred.

     25.5 NO MERGER

          Neither this Deed nor any of the Security Trustee's or the Receiver's
          powers shall merge or prejudicially affect nor be merged in or prejudicially affected by and the Issuing Trustee's obligations hereunder shall not in any way be abrogated or released by any other security any judgment or order any contract any cause of action or remedy or any other matter or thing now or hereafter existing in respect of the Secured Moneys.

     25.6 INTEREST ON JUDGMENT

          If a liability under this Deed (other than a liability for negligence, fraud or wilful default of the Issuing Trustee under the Secured
          Documents) becomes merged in a judgment or order then the Issuing
          Trustee as an independent obligation shall pay interest to the
          Security Trustee on the amount of that liability at a rate being the higher of the rate payable pursuant to the judgment or order and the highest rate payable on the Secured Moneys from the date it becomes payable until it is paid.

     25.7 NO POSTPONEMENT

          The Security Trustee's rights under this Deed shall not be discharged, postponed or in any way prejudiced by any subsequent Encumbrance nor by the operation of the rules known as the rule in Hopkinson v Rolt or the rule in Claytons Case.

     25.8 SEVERABILITY OF PROVISIONS

          Any provision of this Deed which is illegal void or unenforceable shall be ineffective to the extent only of such illegality voidness or unenforceability without invalidating the remaining provisions hereof.

--------------------------------------------------------------------------------
                                                                         PAGE 60

     25.9 REMEDIES CUMULATIVE

          The rights and remedies conferred by this Deed upon the Security
          Trustee and the Receiver are cumulative and in addition to all other rights or remedies available to the Security Trustee or the Receiver by Statute or by general law.

     25.10 WAIVER

          A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right remedy power or privilege hereunder by the Security Trustee shall not in any way preclude or operate as a waiver of any further exercise or enforcement thereof or the exercise or enforcement of any other right remedy power or privilege hereunder or provided by law.

     25.11 CONSENTS AND APPROVALS

          Where any act matter or thing hereunder depends on the consent or approval of the Security Trustee then unless expressly provided otherwise herein such consent or approval may be given or withheld in the absolute and unfettered discretion of the Security Trustee and may be given subject to such conditions as the Security Trustee thinks fit in its absolute and unfettered discretion.

     25.12 WRITTEN WAIVER, CONSENT AND APPROVAL

          Any waiver consent or approval given by the Security Trustee under this Deed shall only be effective and shall only bind the Security
          Trustee if it is given in writing or given verbally and subsequently confirmed in writing and executed by the Security Trustee or on its behalf by an officer for the time being of the Security Trustee.

     25.13 TIME OF ESSENCE

          Time is of the essence in respect of the Issuing Trustee's obligations hereunder.

     25.14 MORATORIUM LEGISLATION

          To the fullest extent permitted by law, the provisions of all Statutes operating directly or indirectly:

          (a)  to lessen or otherwise to vary or affect in favour of the Issuing
               Trustee any obligation under this Deed; or

          (b)  to delay or otherwise prevent or prejudicially affect the exercise of any powers conferred on the Security Trustee or the
               Receiver under this Deed,

          are hereby expressly waived negatived and excluded.

     25.15 DEBIT ACCOUNTS

          The Issuing Trustee authorises the Security Trustee at any time after the Charge becomes enforceable pursuant to the provisions of this
          Deed, to apply without prior notice any credit balance whether or not then due to which the Issuing Trustee is at any time entitled on any account at any office of the Security Trustee in or towards satisfaction of any sum then due and unpaid from the Issuing Trustee to the Security Trustee under this Deed or on any other account whatsoever and

--------------------------------------------------------------------------------
                                                                         PAGE 61

          the Issuing Trustee further authorises the Security Trustee without prior notice to set-off any amount owing whether present or future actual contingent or prospective and on any account whatsoever by the
          Security Trustee to the Issuing Trustee against any of the Secured
          Moneys. The Security Trustee shall not be obliged to exercise any of its rights under this clause, which shall be without prejudice and in addition to any right of set-off combination of accounts lien or other right to which it is at any time otherwise entitled whether by operation of law contract or otherwise.

     25.16 BINDING ON EACH SIGNATORY

          This Deed shall bind each of the signatories hereto notwithstanding that any one or more of the named parties hereto does not execute this
          Deed, that there is any invalidity forgery or irregularity touching any execution hereof or that this Deed is or becomes unenforceable void or voidable against any such named party.

     25.17 COUNTERPARTS

          This Deed may be executed in a number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

     25.18 CERTIFICATE OF AMOUNT OF SECURED MONEYS ETC

          A certificate signed by a director, secretary or manager of the
          Security Trustee will be sufficient evidence against the Issuing
          Trustee and the Secured Creditors, in the absence of manifest error or proof to the contrary:

          (a)  as to the amount of the Secured Moneys stated in the certificate;

          (b)  that a person specified in that certificate is a Secured
               Creditor;

          (c)  that a document specified in the certificate is a Secured
               Document; and

          (d)  that the Security Trustee is of the opinion stated in the certificate.

     25.19 ATTORNEYS

          Each of the attorneys executing this Deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

--------------------------------------------------------------------------------
26   TRUSTEES' LIABILITY

     26.1 LIMITATION ON ISSUING TRUSTEE'S LIABILITY

          (a)  Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Issuing Trustee and the Manager under this deed.

          (b)  The Issuing Trustee enters into the Transaction Documents and issues the Notes in its capacity as trustee of the Securitisation
               Fund and in no other capacity (except where the Transaction
               Documents provide otherwise). Subject to clause 26.1(d) below, a liability arising under or in connection with the Notes, the
               Transaction Documents or the Securitisation Fund is limited to and can be enforced against the Issuing Trustee only to the extent to which it can be satisfied out of the assets and
               property of the

--------------------------------------------------------------------------------
                                                                         PAGE 62

               Securitisation Fund which are available to satisfy the right of the Issuing Trustee to be exonerated or indemnified for the liability. This limitation of the Issuing Trustee's liability applies despite any other provision of the Transaction Documents
               (other than clause 12.1 of the Note Trust Deed) and extends to all liabilities and obligations of the Issuing Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the Notes, the Transaction
               Documents or the Securitisation Fund.

          (c)  Subject to clause 26.1(d) below, no person (including any
               Relevant Party) may take action against the Issuing Trustee in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except in relation to
               property of the Securitisation Fund), or a liquidator, an
               administrator or any similar person to the Issuing Trustee or prove in any liquidation, administration or arrangement of or affecting the Issuing Trustee except in relation to the assets of the Securitisation Fund.

          (d)  The provisions of this clause 26.1 shall not apply to any obligation or liability of the Issuing Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the
               Issuing Trustee's indemnification or exoneration out of the assets of the Securitisation Fund, as a result of the Issuing
               Trustee's fraud, negligence or wilful default and will not apply to any obligation or liability of the Issuing Trustee to pay amounts from its personal funds pursuant to clause 12.1 of the
               Note Trust Deed.

          (e)  It is acknowledged that the Relevant Parties are responsible under this deed or the other Transaction Documents for performing a variety of obligations relating to the Securitisation Fund. No act or omission of the Issuing Trustee (including any related failure to satisfy its obligations under this Deed) will be considered fraud, negligence or wilful default of the Issuing
               Trustee for the purpose of clause 26.1(d) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who has been delegated or appointed by the Issuing Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of a
               Relevant Party or any other person.

          (f)  No attorney, agent, delegate, receiver or receiver and manager appointed in accordance with this deed or any other Transaction
               Documents has authority to act on behalf of the Issuing Trustee in a way which exposes the Issuing Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuing
               Trustee for the purposes of clause 26.1(d).

          (g)  The Issuing Trustee is not obliged to do or refrain from doing anything under this Deed (including incur any liability) unless the Issuing Trustee's liability is limited in the same manner as set out in paragraphs (b) to (d) of this clause 26.1.

          (h)  For the purposes of this clause 26.1, "Relevant Parties" means each party to a Transaction Document other than the Issuing
               Trustee.

--------------------------------------------------------------------------------
                                                                         PAGE 63

     26.2 LIMITATION ON SECURITY TRUSTEE'S LIABILITY

          Notwithstanding any other provision of this Deed, the Security Trustee will have no liability under or in connection with this Deed or any other Secured Document other than to the extent to which the liability is able to be satisfied out of the property from which the Security
          Trustee is actually indemnified for the liability. This limitation will not apply to a liability of the Security Trustee to the extent that it is not satisfied because, under this Deed or by operation of law, there is a reduction in the extent of the Security Trustee's indemnification as a result of the Security Trustee's fraud, negligence or wilful default. Nothing in this clause or any similar provision in any other Secured Document limits or adversely affects the powers of the Security Trustee, any Receiver or attorney in respect of the Charge or the Charged Property.

     26.3 RIGHTS AGAINST CHARGED PROPERTY PRESERVED

          The Charged Property shall secure to the Security Trustee, and the
          Security Trustee shall have recourse to the Charged Property for, all of the liabilities of the Issuing Trustee to the Secured Creditors under the Secured Documents notwithstanding that at general law, under statute or under the Master Trust Deed the Issuing Trustee shall not have properly incurred such liability as Issuing Trustee or not have a right of indemnity in relation thereto from the Charged Property or has failed to execute that degree of care, diligence and prudence required of a trustee (including, without limiting the generality of the foregoing any fraud, negligence or breach of trust).

     26.4 WAIVER OF PERSONAL LIABILITY

          Except in the case of fraud, negligence or wilful default on the part of the Issuing Trustee in its capacity as Issuing Trustee each of the
          Manager and Security Trustee severally waives its rights and releases the Issuing Trustee from any personal liability whatsoever, for any loss or damage whatsoever in any way arising in respect of:

          (a)  the Secured Moneys; or

          (b)  this Deed

          which cannot be paid or satisfied out of the Charged Property.

     26.5 RESTRICTED REMEDIES

          Except as provided in clauses 26.1(d) and 26.2, the Security Trustee shall not, in respect of this Deed:

          (a)  (JUDGMENT) obtain a judgment for the payment of money or damages by the Issuing Trustee;

          (b)  (STATUTORY DEMAND) issue any demand under s459E(1) of the
               Corporations Act (or any analogous provision under any other law)
               against the Issuing Trustee;

          (c)  (WINDING UP) apply for the winding up or dissolution of the
               Issuing Trustee;

--------------------------------------------------------------------------------
                                                                         PAGE 64

          (d)  (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Issuing Trustee;

          (e)  (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of the Issuing Trustee;

          (f)  (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Issuing Trustee; or

          (g)  (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to the Issuing Trustee,

          or take proceedings for any of the above and the Security Trustee waives its rights to make those applications and take those proceedings.

          A reference to the Issuing Trustee in this clause 26.5 is to the
          Issuing Trustee in its personal capacity and not as trustee of the
          Securitisation Fund.

     26.6 WILFUL DEFAULT OF THE ISSUING TRUSTEE

          For the purposes of this Deed the expression "wilful default":

          (a)  in relation to the Issuing Trustee, means a wilful default of this Deed by the Issuing Trustee

               (1)  other than a default which:

                    (A)  arises out of a breach of a Transaction Document by a person other than the Issuing Trustee or any person
                         referred to in paragraph 26.6(b) in relation to the
                         Issuing Trustee;

                    (B)  arises because some other act or omission is a
                         precondition to the relevant act or omission of the
                         Issuing Trustee, and that other act or omission does
                         not occur;

                    (C)  is in accordance with a lawful court order or direction or is required by law; or

                    (D)  is in accordance with an instruction or direction given to it by any person in circumstances where that person
                         is authorised to do so by any Transaction Document; and

               (2)  in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in
                    complying with this Deed from the Fund.

          (b)  A reference to the "fraud", "negligence" or "wilful default" of the Issuing Trustee means the fraud, negligence or wilful default of the Issuing Trustee and of its officers or employees, but not of its agents or delegates, unless the Issuing Trustee is liable for the acts or omissions of such other person under the terms of this Deed.

     26.7 WILFUL DEFAULT OF THE SECURITY TRUSTEE

          For the purposes of this Deed the expression "wilful default":

          (a)  in relation to the Security Trustee, means a wilful default of this Deed by the Security Trustee

--------------------------------------------------------------------------------
                                                                         PAGE 65

               (1)  other than a default which:

                    (A)  arises out of a breach of a Transaction Document by a person other than the Security Trustee or any person
                         referred to in paragraph 26.7(b) in relation to the
                         Security Trustee;

                    (B)  arises because some other act or omission is a
                         precondition to the relevant act or omission of the
                         Security Trustee, and that other act or omission does
                         not occur;

                    (C)  is in accordance with a lawful court order or direction or is required by law; or

                    (D)  is in accordance with an instruction or direction given to it by any person in circumstances where that person
                         is authorised to do so by any Transaction Document; and

               (2)  in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in
                    complying with this Deed from the Fund.

          (b)  A reference to the "fraud", "negligence" or "wilful default" of the Security Trustee means the fraud, negligence or wilful default of the Security Trustee and of its officers or employees, but not of its agents or delegates, unless the Security Trustee is liable for the acts or omissions of such other person under the terms of this Deed.

     26.8 WILFUL DEFAULT OF THE NOTE TRUSTEE

          For the purposes of this Deed the expression "wilful default":

          (a)  in relation to the Note Trustee, means a wilful default of this
               Deed by the Note Trustee

               (1)  other than a default which:

                    (A)  arises out of a breach of a Transaction Document by a person other than the Note Trustee or any person
                         referred to in paragraph 26.8(b) in relation to the
                         Note Trustee;

                    (B)  arises because some other act or omission is a
                         precondition to the relevant act or omission of the
                         Note Trustee, and that other act or omission does not
                         occur;

                    (C)  is in accordance with a lawful court order or direction or is required by law; or

                    (D)  is in accordance with an instruction or direction given to it by any person in circumstances where that person
                         is authorised to do so by any Transaction Document; and

               (2)  in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in
                    complying with this Deed from the Fund.

--------------------------------------------------------------------------------
                                                                         PAGE 66

          (b)  A reference to the "fraud", "negligence" or "wilful default" of the Note Trustee means the fraud, negligence or wilful default of the Note Trustee and of its officers or employees, but not of its agents or delegates, unless the Note Trustee is liable for the acts or omissions of such other person under the terms of this
               Deed.

--------------------------------------------------------------------------------
27   PRIVACY

          (a)  Each party to this Deed acknowledges that Personal Information may be exchanged between the parties pursuant to the terms of this Deed.

          (b)  If Personal Information is exchanged between the parties, the party which provides the Personal Information must ensure that it obtains such consents, if any, as are required by the Privacy Act
               1988 (as amended by the Privacy Amendment (Private Sector) Act
               2000 to be obtained by that party in relation to the collection, use or disclosure of the Personal Information.

          (c)  Each party to this Deed undertakes to use its best endeavours to ensure that at all times during the term of this Deed:

               (1)  Personal Information provided to it (the receiving party) by another party (the providing party):

                    (A)  unless otherwise required by law, will be used only for the purpose of fulfilling the receiving party's
                         obligations under the Transaction Documents; and

                    (B)  except as expressly provided pursuant to the
                         Transaction Documents, will not be disclosed to any
                         third party unless express consent in writing is
                         obtained from the providing party; and

               (2)  in addition to the obligation under clause 27(b) above, it will comply with the Privacy Act 1988 (as amended by the
                    Privacy Amendment (Private Sector) Act 2000 and all
                    applicable regulations, principles, standards, codes of
                    conduct or guidelines concerning the handling of Personal
                    Information under that Act or with any request or direction arising directly from or in connection with the proper
                    exercise of the functions of the Privacy Commissioner.

          (d)  In this clause 27 "Personal Information" has the same meaning as in the Privacy Act 1988.

          (e)  Notwithstanding anything else contained in this clause 27, paragraphs 27(a) to 27(c) above do not apply to the Note Trustee, the Principal Paying Agent, the Calculation Agent or the Note
               Registrar. Each of the Note Trustee, the Principal Paying Agent,
               the Calculation Agent and the Note Registrar agrees to comply with all privacy legislation applicable to it.

--------------------------------------------------------------------------------
                                                                         PAGE 67

--------------------------------------------------------------------------------
SCHEDULE 1 - MEETINGS PROCEDURES

--------------------------------------------------------------------------------
1    DEFINITIONS AND INCORPORATION OF TERMS

          (a)  In this Schedule, unless the context indicates a contrary intention:

                    (1)  words and expressions which are defined in clause 1.1 of the above mentioned Security Trust Deed (the
                         "SECURITY TRUST DEED") or which are defined by virtue
                         of clause 1.2 of the Security Trust Deed have the same
                         meanings in this Schedule; and

                    (2)  a "holder" in relation to Secured Moneys shall be
                         construed as meaning a Bondholder (as defined in the
                         Master Trust Deed) in relation to any outstanding
                         Notes.

          (b)  The provisions of this Schedule regarding a meeting of the Voting
               Secured Creditors shall apply, mutatis mutandis, to a meeting of any class of Voting Secured Creditors.

--------------------------------------------------------------------------------
2    CONVENING OF MEETINGS

          (a)  GENERALLY

               (1)  Subject to clause 16.3 of the Security Trust Deed the
                    Security Trustee or the Manager at any time may convene a
                    meeting of the Voting Secured Creditors.

               (2)  Subject to clause 16.3 of the Security Trust Deed and subject to the Security Trustee being indemnified to its
                    reasonable satisfaction against all costs and expenses
                    occasioned thereby, the Security Trustee shall convene a
                    meeting of the Voting Secured Creditors if requested to do so:

                    (A)  by the Issuing Trustee;

                    (B)  in the case of a meeting to consider the initial
                         enforcement of this Deed following the occurrence of an
                         Event of Default where a meeting has not been convened
                         by the Security Trustee in accordance with clause 8.5
                         of the Security Trust Deed, by Voting Secured Creditors
                         being holders of not less than 10% of the then Secured
                         Moneys calculated and expressed in the A$ Equivalent;
                         and

                    (C)  in the case of a meeting following the enforcement of this Deed or a meeting to consider any matter which
                         does not relate to the actual enforcement of this Deed,
                         by Voting Secured Creditors being holders of not less
                         than 10% of the then Secured Moneys calculated and
                         expressed in the A$ Equivalent.

          (b)  TIME AND PLACE

--------------------------------------------------------------------------------
                                                                         PAGE 68

               (1)  Every meeting of Voting Secured Creditors shall be held at such time and place as the Security Trustee approves,
                    provided (subject to sub-paragraph (2)) that any such
                    meeting shall not be held until the Class A Noteholders have determined how to direct the Note Trustee to vote (as the
                    case may be) in the meeting of Voting Secured Creditors.

               (2)  The proviso in sub-paragraph (1) shall not apply if:

                    (A)  the meeting of Class A Noteholders called in accordance with the Note Trust Deed for the purposes of
                         sub-paragraph(1) is adjourned more than once; and

                    (B)  the Class A Noteholders' determination under
                         sub-paragraph (1) is not made at the meeting or
                         adjourned meeting (as the case may be).

          (c)  CONDUCT

               The Voting Secured Creditors may meet together in person, by telephone, facsimile, electronic media or other means of
               instantaneous communication provided that each Voting Secured
               Creditor may communicate with each other Voting Secured Creditor of the Securitisation Fund.

--------------------------------------------------------------------------------
3    NOTICE OF MEETINGS

          (a)  Subject to clause 2(b), at least 7 days' notice (inclusive of the day on which the notice is given and of the day on which the meeting is held) shall be given to the Voting Secured Creditors, the Beneficiary and all the Designated Rating Agencies.

          (b)  Notwithstanding that a meeting is convened upon shorter notice than as specified in clause 3(a), or a meeting or details of that meeting are not notified, advised or approved in accordance with this Schedule, it shall be deemed to be duly convened if it is so agreed by the Voting Secured Creditors representing a quorum
               (which quorum must include the Note Trustee or the Class A
               Noteholders, as the case maybe).

          (c)  A copy of the notice shall in all cases be given by the party to the Security Trust Deed convening the meeting to the other parties to the Security Trust Deed.

          (d)  Notice of a meeting shall be given in the manner provided in the
               Security Trust Deed.

          (e)  Notice of a meeting of Voting Secured Creditors must specify, unless in any particular case the Security Trustee otherwise agrees:

               (1)  the day, time and place of the proposed meeting; and

               (2)  the nature of the resolutions to be proposed.

          (f)  The accidental omission to give notice to or the non-receipt of notice by any person entitled to receive it shall not invalidate the proceedings at any meeting.

--------------------------------------------------------------------------------
                                                                         PAGE 69

--------------------------------------------------------------------------------
4    CHAIRMAN

          A person (who need not be a Voting Secured Creditor and who may be a representative of the Security Trustee) nominated in writing by the
          Security Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within 15 minutes after the time appointed for the holding of such meeting the Secured Creditors present shall choose one of their number to be chairman.

--------------------------------------------------------------------------------
5    QUORUM

          At any such meeting any two or more persons present in person holding, or being Representatives holding or representing, in the aggregate not less than 51% of the then Secured Moneys calculated and expressed in the A$ Equivalent shall (except for the purpose of passing an
          Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall be persons present holding, or being Representatives holding or representing, in aggregate 67% or more of the then Secured Moneys calculated and expressed in the A$
          Equivalent.

--------------------------------------------------------------------------------
6    ADJOURNMENT

          (a)  If within 15 minutes from the time appointed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of Secured Creditors be dissolved. In any other case it shall stand adjourned (unless the Security Trustee agrees that it be dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At such adjourned meeting two or more persons present in person holding, or being Representatives holding or representing in the aggregate not less than 15% of the then, Secured Moneys calculated and expressed in the A$ Equivalent shall (except for the purpose of passing an Extraordinary Resolution) form a quorum and shall have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meetings from which the adjournment took place had a quorum been present at such meeting. The quorum at any such adjourned meeting for passing an Extraordinary Resolution shall be two or more persons present in person holding, or being Representatives holding or representing in the aggregate not less than 20% of the then
               Secured Moneys calculated and expressed in the A$ Equivalent.

          (b)  The chairman may with the consent of (and shall if directed by)
               any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

--------------------------------------------------------------------------------
                                                                         PAGE 70

          (c)  At least 5 days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as of an original meeting and such notice shall state the quorum required at such adjourned meeting. It shall not, however, otherwise be necessary to give any notice of an adjourned meeting.

--------------------------------------------------------------------------------
7    VOTING PROCEDURE

          (a)  Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Voting Secured Creditor or as a
               Representative.

          (b)  At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman, the
               Issuing Trustee, the Manager or the Security Trustee or by one or
               more persons holding, or being Representatives holding or
               representing, in aggregate not less than 15% of the then Secured
               Moneys calculated and expressed in the A$ Equivalent, a
               declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

          (c)  If at any meeting a poll is so demanded, it shall be taken in such manner and (subject as hereinafter provided) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

          (d)  Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

          (e)  Subject to clause (a), at any meeting:

               (1)  on a show of hands, every person holding, or being a
                    Representative holding or representing other persons who
                    hold, Secured Moneys shall have one vote except that the
                    Note Trustee shall represent each Class A Noteholder who has directed the Note Trustee to vote on its behalf under the
                    Note Trust Deed; and

               (2)  on a poll, every person who is present shall have one vote for each A$100 (but not part thereof) of the Secured Moneys calculated and expressed in the A$ Equivalent that he holds or in respect of which he is a Representative.

               Any person entitled to more than one vote need not use or cast all of the votes to which he is entitled in the same way.

--------------------------------------------------------------------------------
                                                                         PAGE 71

          (f)  A certificate from the Note Trustee to the Security Trustee that the Note Trustee is entitled to vote on behalf of a Class A
               Noteholder will be satisfactory evidence to the Security Trustee that the Note Trustee is so entitled to vote.

          For the purpose of determining the amount of Secured Moneys at any time, the Security Trustee may rely on the Accounts of the Issuing
          Trustee and any information provided by the Auditor of the Issuing
          Trustee. Clause 25.18 of the Security Trust Deed will apply to any determination of Secured Moneys for the definition of Voting Secured
          Creditors and this Schedule 1.

--------------------------------------------------------------------------------
8    RIGHT TO ATTEND AND SPEAK

          The Issuing Trustee, the Manager and the Security Trustee (through their respective representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of
          Voting Secured Creditors. No person shall otherwise be entitled to attend or vote at any meeting of the Voting Secured Creditors or to join with others in requesting the convening of such a meeting unless he is a Voting Secured Creditor or is a Representative.

--------------------------------------------------------------------------------
9    APPOINTMENT OF PROXIES

          (a)  Each appointment of a proxy shall be in writing and, together (if so required by the Security Trustee) with proof satisfactory to the Security Trustee of its due execution, shall be deposited at the registered office of the Security Trustee or at such other place as the Security Trustee shall designate or approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote and in default, the appointment of proxy shall not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A
               notarially certified copy proof as aforesaid (if applicable) of due execution shall if required by the Security Trustee be produced by the proxy at the meeting or adjourned meeting but the
               Security Trustee shall not thereby be obliged to investigate or be concerned with the validity of, or the authority of, the proxy named in any such appointment. The proxy named in any appointment of proxy need not be a Voting Secured Creditor.

          (b)  Any vote given in accordance with the terms of an appointment of proxy conforming with clause 9(a) shall be valid notwithstanding the previous revocation or amendment of the appointment of proxy or of any of the Voting Secured Creditor's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment shall have been received by the
               Security Trustee at its registered office or by the chairman of the meeting in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used.

--------------------------------------------------------------------------------
                                                                         PAGE 72

--------------------------------------------------------------------------------
10   CORPORATE REPRESENTATIVES

          A person authorised pursuant to sections 250D of the Corporations Act by a Voting Secured Creditor being a body corporate to act for it at any meeting shall, in accordance with his authority until his authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Secured Creditor and shall be entitled to produce evidence of his authority to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

--------------------------------------------------------------------------------
11   RIGHTS OF REPRESENTATIVES

          A Representative shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specially directed to vote for or against any proposal) have power generally to act at a meeting for the Secured Creditor concerned. The
          Security Trustee and any officer of the Security Trustee may be appointed a Representative.

--------------------------------------------------------------------------------
12   EXTRAORDINARY RESOLUTIONS

          (a)  A meeting of Voting Secured Creditors shall, without prejudice to any rights or powers conferred on other persons by the Security
               Trust Deed, have power exercisable by Extraordinary Resolution:

               (1)  to direct the Security Trustee in the action that should be taken by it following the occurrence of an Event of Default or the charge or the Security Trust Deed becoming
                    enforceable;

               (2)  to sanction any action that the Security Trustee or a
                    Receiver proposes to take to enforce the provisions of the
                    Security Trust Deed;

               (3)  to sanction any proposal by the Manager, the Issuing Trustee or the Security Trustee for any modification, abrogation,
                    variation or compromise of, or arrangement in respect of,
                    the rights of the Secured Creditors against the Issuing
                    Trustee or the Manager whether such rights shall arise under the Security Trust Deed, the Secured Documents or otherwise;

               (4)  subject to clause 12(b)(2), to postpone the day when the
                    Secured Moneys or any part thereof become payable and to
                    suspend or postpone for a time the payment of the Secured
                    Moneys or any part thereof;

               (5)  to sanction the exchange or substitution of the Secured
                    Moneys for, or the conversion of the Secured Moneys into,
                    Notes or other obligations or securities of the Issuing
                    Trustee or any other body corporate formed or to be formed;

--------------------------------------------------------------------------------
                                                                         PAGE 73

               (6)  to assent to any modification of the provisions contained in the Security Trust Deed or Notes which shall be proposed by the Issuing Trustee, the Manager or the Security Trustee;

               (7)  to assent to any alteration, addition or modification of the
                    Master Trust Deed or the Supplementary Bond Terms Notice
                    which shall be proposed by the Issuing Trustee or the
                    Manager;

               (8)  to give any authority, direction, guidance or sanction sought by the Security Trustee from the Voting Secured
                    Creditors;

               (9)  to appoint any persons (whether Voting Secured Creditors or not) as a committee or committees to represent the interests of the Voting Secured Creditors and to confer upon such
                    committee or committees any powers or discretions which the
                    Voting Secured Creditors could themselves exercise by
                    Extraordinary Resolution;

               (10) to approve a person proposed to be appointed as a new
                    Security Trustee under the Security Trust Deed and power to remove any Security Trustee for the time being thereof;

               (11) to discharge or exonerate the Security Trustee from any liability in respect of any act or omission for which it may become responsible under the Security Trust Deed;

               (12) to do any other thing which under the Security Trust Deed is required to be given by an Extraordinary Resolution of the
                    Secured Creditors;

               (13) to authorise the Security Trustee or any other person to concur in and execute and do all such documents, acts and
                    things as may be necessary to carry out and give effect to any Extraordinary Resolution; and

               (14) to determine whether the Security Trustee should or should not perform any act and any such Extraordinary Resolution
                    will (where relevant and in accordance with clause 16.3 of the Security Trust Deed) override any decision by the Note
                    Trustee.

          (b)  A meeting of Voting Secured Creditors shall not have power in relation to any Secured Creditor (without the consent of each such Secured Creditor) to:

               (1)  release any obligation to pay any of the Secured Moneys to that Secured Creditor;

               (2)  alter any date upon which any of the Secured Moneys is payable or otherwise do any thing referred to in clause
                    12(a)(4);

               (3)  alter the amount of any payment of any part of the Secured
                    Moneys; or

               (4)  alter clause 12.1 of the Security Trust Deed in relation to that Secured Creditor without the consent of that Secured
                    Creditor.

--------------------------------------------------------------------------------
                                                                         PAGE 74

--------------------------------------------------------------------------------
13   RESOLUTION BINDING ON VOTING SECURED CREDITORS

          Subject to clause 12(b), a resolution passed at a meeting of the
          Voting Secured Creditors duly convened and held in accordance with this Schedule 1 shall be binding upon all Voting Secured Creditors whether or not present at such meeting and each of the Voting Secured
          Creditors and the Issuing Trustee, the Manager and the Security
          Trustee shall be bound to give effect thereto accordingly.

--------------------------------------------------------------------------------
14   MINUTES AND RECORDS

          Minutes of all resolutions and proceedings at every such meeting as aforesaid shall be made and duly entered in the books to be from time to time provided for that purpose by the Security Trustee and any such minutes as aforesaid if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the
          Voting Secured Creditors shall be conclusive evidence of the matters therein contained and until the contrary is proved provided every such meeting in respect of the proceedings of which minutes have been made and signed as aforesaid shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted thereat to have been duly passed and transacted.

--------------------------------------------------------------------------------
15   WRITTEN RESOLUTIONS

          Notwithstanding the preceding provisions of this Schedule 1, a resolution of all the Voting Secured Creditors (including an
          Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or instruments in writing which have:

          (a)  in the case of a resolution (including an Extraordinary
               Resolution) of all the Voting Secured Creditors, been signed by all the Voting Secured Creditors; and

          (b)  any such instrument shall be effective upon presentation to the
               Voting Security Trustee for entry in the records referred to in clause 14.

--------------------------------------------------------------------------------
16   FURTHER PROCEDURES FOR MEETINGS

          Subject to all other provisions contained in the Security Trust Deed, the Security Trustee may without the consent of the Voting Secured
          Creditors prescribe such further regulations regarding the holding of meetings of the Voting Secured Creditors and attendance and voting thereat as the Security Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the above) such regulations and requirements as the Security Trustee thinks reasonable:

          (a)  so as to satisfy itself that persons are in fact Voting Secured
               Creditors who purport to requisition a meeting or who purport to make any requisition to the Security Trustee in accordance with the Security Trust Deed;

--------------------------------------------------------------------------------
                                                                         PAGE 75

          (b)  so as to satisfy itself that persons who purport to attend or vote at any meeting of Voting Secured Creditors are entitled to do so in accordance with this Schedule 1 and the Security Trust
               Deed; and

          (c)  as to the form of appointment of a Representative.

--------------------------------------------------------------------------------
                                                                         PAGE 76

--------------------------------------------------------------------------------

EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:

--------------------------------            ------------------------------------
Witness                                     Attorney

--------------------------------            ------------------------------------
Name (please print)                         Name (please print)

SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in the
presence of:

--------------------------------            ------------------------------------
Witness                                     Attorney

--------------------------------            ------------------------------------
Name (please print)                         Name (please print)

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEE COMPANY LIMITED
by its attorney in the
presence of:

--------------------------------            ------------------------------------
Witness                                     Attorney

--------------------------------            ------------------------------------
Name (please print)                         Name (please print)

--------------------------------------------------------------------------------
                                                                         PAGE 77

EXECUTED for
and on behalf of
THE BANK OF NEW YORK
by its Authorised Officer in the
presence of:

--------------------------------            ------------------------------------
Witness                                     Authorised Officer

--------------------------------            ------------------------------------
Name (please print)                         Name (please print)

--------------------------------------------------------------------------------
                                                                         PAGE 78